SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant  |X|

Filed by a Party other than the Registrant  |_|

Check the appropriate box:

|_|      Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|      Definitive Proxy Statement
|_|      Definitive Additional Materials
|_|      Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                         First West Chester Corporation
                         ------------------------------
                (Name of Registrant as Specified In Its Charter)

-------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|    No fee required.

|_|    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       (1)      Title of each class of securities to which transaction  applies:
                ______________________________________

       (2)      Aggregate  number of  securities to which  transaction  applies:
                ______________________________________

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): _______________

       (4)      Proposed    maximum     aggregate    value    of    transaction:
                ______________________________________________

       (5)      Total fee paid:
                _______________________________________________________________

|_|    Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)      Amount Previously Paid:
                _______________________________________________________________

       (2)      Form, Schedule or Registration Statement No.:
                _______________________________________________________________

       (3)      Filing Party:
                _______________________________________________________________

       (4)      Date Filed:
                _______________________________________________________________

                         FIRST WEST CHESTER CORPORATION
                               9 North High Street
                        West Chester, Pennsylvania 19380

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD 10:00 A.M., MARCH 18, 1997


         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of First West Chester Corporation (the "Corporation") will be held on Tuesday, March 18, 1997, at 10:00 a.m., at the West Chester Golf and Country Club, 111 West Ashbridge Street, West Chester, Pennsylvania 19380, for consideration of and action by the holders of the Corporation's common stock ("Common Stock") upon the following matters:

         1. The election of four Class I directors, with each director to serve until the 2000 Annual Meeting of Shareholders and until the election and qualification of his respective successor;

         2. The approval of certain amendments to the Corporation's Stock Bonus Plan;

         3. The approval of certain amendments to the Corporation's 1995 Stock Option Plan;

         4. The ratification of the appointment of Grant Thornton, LLP as the Corporation's independent public accountants for the year ending December 31, 1997; and

         5. The transaction of such other business as may properly come before the Annual Meeting and any adjournment thereof, and matters incident to the conduct of the Annual Meeting.

         The Board of Directors has fixed the close of business on February 5, 1997, as the record date for the determination of holders of stock of the Corporation entitled to notice of, and to vote at, the Annual Meeting. The Corporation's Annual Report to Shareholders for the year ended December 31, 1996, accompanies this Notice and Proxy Statement.

         THE BOARD OF DIRECTORS HOPES THAT YOU WILL FIND IT CONVENIENT TO ATTEND THE ANNUAL MEETING IN PERSON, BUT WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING. RETURNING YOUR PROXY DOES NOT DEPRIVE YOU OF YOUR RIGHT TO ATTEND THE ANNUAL MEETING AND VOTE YOUR SHARES IN PERSON.


                                             By Order of the Board of Directors



                                                     EDWARD J. COTTER, Secretary

West Chester, Pennsylvania
February 21, 1997

                         FIRST WEST CHESTER CORPORATION
                               9 North High Street
                        West Chester, Pennsylvania 19380
                        --------------------------------

                                 PROXY STATEMENT
                                 ---------------

         This Proxy Statement is furnished and is being mailed with the accompanying proxy on approximately February 21, 1997, to each shareholder of record of First West Chester Corporation (the "Corporation") in connection with the solicitation of proxies by the Board of Directors of the Corporation, to be voted at the Annual Meeting of Shareholders of the Corporation to be held on Tuesday, March 18, 1997, at 10:00 a.m., at the West Chester Golf and Country Club, 111 West Ashbridge Street, West Chester, Pennsylvania, and at any adjournment thereof, for the purposes stated below.

         Any person giving a proxy has the power to revoke it at any time before its exercise by a later dated proxy, a written revocation sent to the Secretary of the Corporation or attendance at the Annual Meeting and voting in person. In the absence of contrary instructions, properly executed proxies, received and unrevoked, will be voted by the persons named in the proxy: (i) for the election of each of the four Class I directors nominated by the Board of Directors; (ii) for the approval of certain amendments to the Corporation's Stock Bonus Plan as described in this Proxy Statement; (iii) for the approval of certain amendments to the Corporation's 1995 Stock Option Plan as described in this Proxy Statement; (iv) for the ratification of the appointment of Grant Thornton, LLP as the Corporation's independent public accountants for the year ending December 31, 1997; and (v) in their discretion, on such other business as may properly come before the Annual Meeting and matters incident to the conduct of the Annual Meeting.


                      VOTING SECURITIES OF THE CORPORATION

         Only shareholders of record at the close of business on February 5, 1997 (the "Record Date"), are entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, there were 1,715,941 shares of Common Stock outstanding and entitled to one vote per share, without cumulative voting. The holders of a majority of the outstanding shares of Common Stock, present either in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting.

         As of the Record Date, the Financial Management Services Department of The First National Bank of West Chester (the "Bank"), a wholly-owned subsidiary of the Corporation, held 322,361 shares of Common Stock, representing 18.8% of the total outstanding Common Stock. Of these shares, 173,095 shares (10.1% of the total outstanding Common Stock) are held in accounts where the Bank is sole trustee or executor and may not be voted by the Bank's Financial Management Services Department in the election of directors; however, the shares may otherwise be voted by the Bank. The remaining 149,266 shares of Common Stock are held in accounts where the Bank is co-trustee, agent or custodian, and these shares may not be voted by the Bank without the authorization of the other co-trustee, agent or custodian.

         The following table sets forth, as of December 31, 1996 unless otherwise noted, the number and percentage of shares of Common Stock which, according to information supplied to the Corporation, are beneficially owned by:
(i) each person who is the beneficial owner of more than five percent (5%) of the Common Stock, other than the Financial Management Services Department of the Bank; (ii) each of the [named] executive officers of the Corporation; (iii) each of the directors and the nominees for directorship of the Corporation individually; and (iv) all current directors and executive officers of the Corporation as a group. Unless otherwise indicated, the shares listed in the table are owned directly by the individual and the individual has sole voting and investment power with respect to the shares. An asterisk (*) appears beside the names of the persons nominated and proposed for re-election at the Annual Meeting as Class I directors.

Name and Address                             Number of Shares(1)                 Percentage(2)
----------------                             -------------------                 -------------

BENEFICIAL OWNER
----------------

Jane C. and Lawrence E. MacElree                        93,51 (3)                     5.45%
     7080 Goshen Road
     Newtown Square, PA  19073

EXECUTIVE OFFICERS (4)
----------------------

Charles E. Swope                                       63,824 (5)                     3.71%

James D. Gruver                                         6,500 (6)                      --

William E. Hughes, Sr.                                  4,366 (7)                      --

Eric W. Rohrbach                                        1,431 (8)                      --

Kevin C. Quinn                                          2,551 (9)                      --

Peter J. D'Angelo                                       2,370 (10)                     --

Maryann L. Himes                                        2,410 (11)                     --

David W. Glarner                                        2,238 (12)                     --

J. Duncan Smith                                         1,863 (13)                     --

CLASS I DIRECTORS (TERM EXPIRING IN 1997)
-----------------------------------------

*John J. Ciccarone                                     54,485 (14)                    3.17%
 908 Sheridan Drive
 West Chester, PA  19382

*Clifford E. DeBaptiste                                 39,67 (15)                    2.31%
 Worthington and Miner Streets
 West Chester, PA  19382


                                       -2-




Name and Address                                Number of Shares(1)                  Percentage(2)
----------------                                -------------------                  -------------

*J. Carol Hanson                                        1,519 (16)                       --
1251 Morstein Road
West Chester, PA  19380

*John B. Waldron                                        4,065 (17)                       --
 1423 Manorwood Drive
 West Chester, PA  19382

CLASS II DIRECTORS (TERM EXPIRING IN 1998)
------------------------------------------

M. Robert Clarke                                        3,000 (18)                       --
10 Andrews Lane
Glenmoore, PA  19343

Edward J. Cotter                                       15,309 (19)                       --
500 North Franklin Street
West Chester, PA  19380

David L. Peirce                                         8,361 (20)                       --
395 Eaton Way
West Chester, PA  19380

Charles E. Swope                                        63,82 (5)                      3.71%
9 North High Street
West Chester, PA  19380

CLASS III DIRECTORS (TERM EXPIRING IN 1999)
-------------------------------------------

Richard M. Armstrong                                    27,51 (21)                     1.60%
P.O. Box 566
West Chester, PA  19381-0566

John A. Featherman, III                                 10,68 (22)                       --
17 West Miner Street
West Chester, PA  19382

John S. Halsted                                         4,029 (23)                       --
234 North Union Street
Kennett Square, PA  19348

Devere Kauffman                                         9,440 (24)                       --
Riddle Village
311 Arlington
Media, PA  19063


                                       -3-




Name and Address                                Number of Shares(1)                Percentage(2)
----------------                                -------------------                -------------

All directors and
executive officers
as a group (20 persons)                               265,632                          15.27%

--------------------

(1) Shares of Common Stock which are held in the Corporation's retirement savings plan (the "Retirement Savings Plan") are reported as of June 30, 1996, the last date for which such information is available.

(2) Percentages are omitted for those owning less than one percent of the shares of Common Stock outstanding.

(3) Of the 93,515 shares shown, Mrs. MacElree has sole voting and investment power of 78,547 and Mr. MacElree has sole voting and investment power of 14,968 shares. Mrs. MacElree disclaims that she is the beneficial owner of any shares owned by Mr. MacElree and Mr. MacElree disclaims that he is the beneficial owner of any shares owned by Mrs. MacElree.

(4) The address for each executive officer is 9 North High Street, West Chester, PA 19380.

(5) Mr. Swope is the Chairman, President and Chief Executive Officer of the Corporation and the Bank. Of the 63,824 shares shown, 4,366 shares are held by a trust for the benefit of the Swope Foundation, of which Mr. Swope is President, 1,600 shares are held by Mr. Swope's minor son, 1,900 shares are held by Mr. Swope's wife, 4,450 shares are held in the Retirement Savings Plan, which has sole voting power with respect to such shares, and 3,000 shares are shares underlying options to purchase shares of Common Stock which are exercisable within sixty days of December 31, 1996. In addition to the shares of Common Stock described herein, Mr. Swope, as the President and Chief Executive Officer of the Bank which is the Trustee of the Retirement Savings Plan may be deemed to be the beneficial owner of an aggregate of a further 29,641 shares of Common Stock held in the Retirement Savings Plan; Mr. Swope disclaims that he is the beneficial owner of such shares.

(6) Of the 6,500 shares shown, Mr. Gruver shares, with his wife, voting and investment power of 3,388 shares, 612 shares are held in the Retirement Savings Plan, which has sole voting power with respect to such shares, and 1,500 shares are shares underlying options to purchase shares of Common Stock which are exercisable within sixty days of December 31, 1996.

(7) Of the 4,366 shares shown, Mr. Hughes shares, with his wife, voting and investment power of 1,179 shares, 1,687 shares are held in the Retirement Savings Plan, which has sole voting power with respect to such shares, and 1,500 shares are shares underlying options to purchase shares of Common Stock which are exercisable within sixty days of December 31, 1996.

(8) Of the 1,431 shares shown as beneficially owned by Mr. Rohrbach, 589 shares are held in the Retirement Savings Plan, which has sole voting power with respect to such shares.


                                       -4-




(9) Of the 2,551 shares shown, Mr. Quinn shares voting and investment power of 447 shares with his wife and 75 shares with his mother, 529 shares are held in the Retirement Savings Plan, which has sole voting power with respect to such shares, and 1,500 shares are shares underlying options to purchase shares of Common Stock which are exercisable within sixty days of December 31, 1996.

(10) Of the 2,370 shares shown, Mr. D'Angelo shares, with his wife, voting and investment power of 451 shares, 419 shares are held in the Retirement Savings Plan, which has sole voting power with respect to such shares, and 1,500 shares are shares underlying options to purchase shares of Common Stock which are exercisable within sixty days of December 31, 1996.

(11) Of the 2,410 shares shown, Ms. Himes shares, with her son, voting and investment power of 253 shares, 657 shares are held in the Retirement Savings Plan, which has sole voting power with respect to such shares, and 1,500 shares are shares underlying options to purchase shares of Common Stock which are exercisable within sixty days of December 31, 1996.

(12) Of the 2,238 shares shown, Mr. Glarner shares, with his wife, voting and investment power of 393 shares, 345 shares are held in the Retirement Savings Plan, which has sole voting power with respect to such shares, and 1,500 shares are shares underlying options to purchase shares of Common Stock which are exercisable within sixty days of December 31, 1996.

(13) Of the 1,863 shares shown, Mr. Smith shares voting and investment power of 70 shares with his wife, 293 shares are held in the Retirement Savings Plan, which has sole voting power with respect to such shares, and 1,500 shares are shares underlying options to purchase shares of Common Stock which are exercisable within sixty days of December 31, 1996.

(14) Of the 54,485 shares shown, Mr. Ciccarone shares, with his wife, voting and investment power of 53,735 shares and 750 shares are shares underlying options to purchase shares of Common Stock which are exercisable within sixty days of December 31, 1996.

(15) Of the 39,672 shares shown as beneficially owned by Mr. DeBaptiste, 750 shares are shares underlying options to purchase shares of Common Stock which are exercisable within sixty days of December 31, 1996.

(16) Of the 1,519 shares shown as beneficially owned by Ms. Hanson, 750 shares are shares underlying options to purchase shares of Common Stock which are exercisable within sixty days of December 31, 1996.

(17) Of the 4,065 shares shown, Mr. Waldron shares, with his wife, voting and investment power of 3,315 shares and 750 shares are shares underlying options to purchase shares of Common Stock which are exercisable within sixty days of December 31, 1996.

(18) Of the 3,000 shares shown, Mr. Clarke shares, with his wife, voting and investment power of 2,250 shares and 750 shares are shares underlying options to purchase shares of Common Stock which are exercisable within sixty days of December 31, 1996.


                                       -5-




(19) Of the 15,309 shares shown, Mr. Cotter's wife has sole voting and investment power of 7,696 shares and 750 shares are shares underlying options to purchase shares of Common Stock which are exercisable within sixty days of December 31, 1996.

(20) Of the 8,361 shares shown as beneficially owned by Mr. Peirce, 750 shares are shares underlying options to purchase shares of Common Stock which are exercisable within sixty days of December 31, 1996.

(21) Of the 27,510 shares shown as beneficially owned by Mr. Armstrong, 750 shares are shares underlying options to purchase shares of Common Stock which are exercisable within sixty days of December 31, 1996.

(22) Of the 10,689 shares shown, 1,500 shares are owned by FIRSTNATCO FBO MacElree, Harvey, Gallagher, Featherman & Sebastian, Ltd. Profit Sharing and 401(k) Plan, of which Mr. Featherman is a co-trustee, sharing voting and investment powers with one other trustee (such 1,500 shares are in Mr. Featherman's account under the said Plan); Mr. Featherman shares voting and investment power of 2,115 shares with his wife; 710 shares are held by Mr. Featherman's daughter in a custodial account, of which Mr. Featherman is the Custodian; Mr. Featherman's wife has sole voting and investment power of 639 shares; and 750 shares are shares underlying options to purchase shares of Common Stock which are exercisable within sixty days of December 31, 1996.

(23) Of the 4,029 shares shown, 900 shares are owned by the Gawthrop, Greenwood & Halsted Profit Sharing Plan, of which Mr. Halsted is a trustee; 150 shares are owned by Abstracting Company of Chester County, of which Mr. Halsted is a shareholder and a director; Mr. Halsted's wife has sole voting and investment power of 150 shares; and 750 shares are shares underlying options to purchase shares of Common Stock which are exercisable within sixty days of December 31, 1996.

(24) Of the 9,440 shares shown, Mr. Kauffman has power of attorney over 3,975 shares owned by his wife and 750 shares are shares underlying options to purchase shares of Common Stock which are exercisable within sixty days of December 31, 1996.


                GENERAL INFORMATION ABOUT THE BOARD OF DIRECTORS

         There were six (6) meetings of the Board of Directors of the Corporation and twenty-nine (29) meetings of the Board of Directors of the Bank during 1996. Each incumbent director attended at least 75% of the aggregate of
(1) the total number of meetings of the Board of Directors of the Corporation and the Bank held during the period for which such incumbent was a director, and
(2) the total number of meetings held by all committees of the Board of Directors of the Corporation and the Bank on which such incumbent served.

         Directors, with the exception of Mr. Swope (each a "non-employee director"), generally receive a fee of $400 for each Board meeting and $250 for each committee meeting attended. Additionally, a quarterly fee of $100 is paid to Mr. Cotter for serving as the Secretary of the Board. Pursuant to the 1995 Stock Option Plan (the "1995 Plan"), options to purchase shares of Common Stock are awarded to each non-employee director annually through September 30, 1999 according to a formula set forth in the 1995

Plan. In accordance with such formula, each non-employee director received options to purchase 750 shares of Common Stock during 1996. Each director, including Mr. Swope, also received a cash bonus of $1,000 for 1996.

         The Board of Directors of the Corporation does not have a standing compensation, audit or nominating committee. These functions are performed on an ad hoc basis by the Board of Directors as a whole. However, the Board of Directors of the Corporation does have an Executive Committee, a Finance Committee and a Stock Option Committee. The Board of Directors of the Bank has an Executive Committee, a Personnel and Compensation Committee and several committees for selected management functions. The membership of, and certain other information relating to, the primary committees, is set forth in the following paragraphs.

         The Executive Committee of the Board of Directors of the Corporation consists of Messrs. Swope, Armstrong, Peirce and Cotter. Four (4) meetings were held during 1996. This Committee has authority to exercise the powers of the Board of Directors of the Corporation in the management of the business and business affairs of the Corporation between scheduled meetings of the Board.

         The Finance Committee of the Board of Directors of the Corporation consists of Messrs. Peirce, Halsted and Swope. Four (4) meetings were held during 1996. This Committee meets quarterly to review the overall financial condition of the Bank and make recommendations for a quarterly dividend.

         The Stock Option Committee of the Board of Directors of the Corporation consists of Messrs. Peirce and Featherman and administers the "Key Employee Plan" under the 1995 Stock Option Plan. Two (2) meetings were held during 1996.

         The Executive Committee of the Board of Directors of the Bank consists of Messrs. Swope, Armstrong, Cotter, Kauffman and Peirce. Four (4) meetings were held during 1996. This Committee has authority to exercise the powers of the Board of Directors of the Bank in the management of the business affairs of the Bank between scheduled meetings of the Board.

         The Personnel and Compensation Committee of the Board of Directors of the Bank consists of Messrs. Peirce and Featherman. Five (5) meetings were held during 1996. This Committee reviews and makes recommendations to the Board of Directors of the Bank regarding compensation and other personnel matters relating to the officers of the Bank.


                              ELECTION OF DIRECTORS

         The Corporation's Articles of Incorporation and Bylaws provide that the Board of Directors shall be divided into three classes, each as nearly equal in number as possible, and shall consist of not less than nine or more than 25 members, as fixed from time to time by the Board of Directors. The Board of Directors has fixed the number of directors at 12, four of whom are to be Class I Directors, four of whom are to be Class II Directors and four of whom are to be Class III Directors. The Class I Directors are serving a three-year term until the 1997 Annual Meeting, the Class II Directors are serving a three-year term until the 1998 Annual Meeting, and the Class III Directors are serving a three-year term until the 1999 Annual Meeting. Each director also serves until his or her earlier resignation or removal or until a successor has been elected and qualified.

         At the Annual Meeting, four Class I directors are to be elected to serve until the 2000 Annual Meeting and until their respective successors have been elected and qualified. The intention of the persons named in the proxy, unless otherwise directed, is to vote all proxies in favor of the election to the Board of Directors for the nominees listed below. The Board has no reason to believe that any of the nominees will be unable or unwilling to be a candidate for election at the time of the Annual Meeting. If any nominee is unable or unwilling to serve, the persons named in the proxy will use their best judgment in selecting and voting for a substitute candidate.

         The nominees receiving the highest number of votes by the holders of the Common Stock present at the Annual Meeting and entitled to vote thereat shall be elected. Abstentions will have no effect on the outcome of the vote for the election of directors. If a broker that is a record holder of Common Stock does not return a signed proxy, the shares of Common Stock represented by such proxy will not be considered present at the Annual Meeting and, therefore, will not be counted towards a quorum and will not be voted.

         The names of the nominees for Class I directors of the Corporation, their ages and certain other information as of February 1, 1997, is set forth as follows:


         Name                                   Age                   Position
         ----                                   ---                   --------

         John J. Ciccarone                      68                     Director
         Clifford E. DeBaptiste                 72                     Director
         J. Carol Hanson                        49                     Director
         John B. Waldron                        66                     Director


         Mr. Ciccarone has been a director of the Bank and the Corporation since 1987. Mr. Ciccarone is the President of Omega Industries, Inc., a real estate development company.

         Mr. DeBaptiste has been a director of the Bank since 1975 and a director of the Corporation since 1984. Mr. DeBaptiste is the Chairman, Supervisor and Director of DeBaptiste Funeral Homes, Inc. and President of Perry Funeral Homes, Inc.

         Ms. Hanson has been a director of the Bank and the Corporation since 1995. Ms. Hanson is the Executive Director of Barclay Friends Hall Corporation, a long term care facility.

         Mr. Waldron has been a director of the Bank since 1981 and a director of the Corporation since 1984. Mr. Waldron is an Associate of the Arthur Hall Insurance Group and former owner of John B. Waldron Insurance Agency.


Recommendation of the Board of Directors

         The Board of Directors has unanimously recommended the slate of nominees for election as Class I directors at the Annual Meeting. The Board of Directors recommends that the shareholders vote FOR the election of such slate of nominees as Class I directors of the Board of Directors of the Corporation.

                        DIRECTORS AND EXECUTIVE OFFICERS

         Set forth in the following table are the names and ages of the directors and executive officers of the Corporation and the Bank, their positions with the Corporation and the Bank, their principal occupations during the past five years and their directorships with other companies which are subject to the reporting requirements of Federal securities laws:


                                     Position(s) with                                  Principal
                                        Corporation                                   Occupations
                                        -----------                                   -----------
                                     Position(s) with                                   Outside
Name & Age                                 Bank                                      Directorships
----------                         -------------------                               --------------

Richard M. Armstrong,              Director since 1984                       President, Richard M. Armstrong
                                   -------------------                       Co. Inc. and Armstrong
  85                               Director since 1959                       Engineering Associates, Inc.

John J. Ciccarone,                 Director since 1987                       President, Omega Industries, Inc.,
                                   -------------------                       a real estate development company.
  68                               Director since 1987

M. Robert Clarke,                  Director since 1993                       Certified Public Accountant,
                                   -------------------                       President of Clarke, Nicolini &
  50                               Director since 1993                       Associates, Ltd.

Edward J. Cotter,                  Director and Secretary                    Retired. Former Executive
                                   since 1984                                Director, Barclay Friends Hall
  76                               -------------------                       Corporation, a long term care
                                   Director since 1972                       facility.

Clifford E. DeBaptiste,            Director since 1984                       Chairman, Supervisor and
                                   -------------------                       Director, DeBaptiste Funeral
  72                               Director since 1975                       Homes, Inc.; President, Perry
                                                                             Funeral Homes, Inc.

John A. Featherman, III,           Director since 1985                       Attorney, MacElree Harvey,
                                   -------------------                       Gallagher,  Featherman &
  58                               Director since 1985                       Sebastian, Ltd.

John S. Halsted                    Director since 1991                       Attorney, Gawthrop, Greenwood
                                   -------------------                       & Halsted, P.C.; Solicitor,
  63                               Director since 1991                       County of Chester.

J. Carol Hanson,                   Director since 1995                       Executive Director, Barclay
                                   -------------------                       Friends Hall Corporation, a long
  49                               Director since 1995                       term care facility.




                                       -9-




                                     Position(s) with                                 Principal
                                        Corporation                                  Occupations
                                        -----------                                  -----------
                                     Position(s) with                                   Outside
Name & Age                                 Bank                                     Directorships
----------                         -------------------                              --------------
Devere Kauffman,                   Director since 1984                       Former General Partner,
                                   -------------------                       Kauffman's, a department store.
  86                               Director since 1968


David L. Peirce,                   Director since 1984                       Former President and CEO,
                                   -------------------                       Denney-Reyburn Company, a
  68                               Director since 1973                       paper converter.

John B. Waldron,                   Director since 1984                       Associate, Arthur Hall Insurance
                                   -------------------                       Group; Former Owner, John B.
  66                               Director since 1981                       Waldron Insurance Agency.

Charles E. Swope,                  Director, President and CEO               President, CEO and Chairman of
                                   since 1984; Chairman of the               the Corporation and the Bank.
  66                               Board since 1987.
                                   -------------------
                                   Director since 1972, President
                                   since 1973, CEO since 1978,
                                   Chairman since 1987

Peter J. D'Angelo,                          N/A                              Senior Vice President --
                                   -------------------                       Commercial Loan Department
  51                               Senior Vice President since               and Cashier of the Bank since
                                   1996.                                     1996; Vice President since 1986.

David W. Glarner,                           N/A                              Senior Vice President -- Mortgage
                                   --------------------                      Lending Department since 1996;
  46                               Senior Vice President since               Vice President since 1983.
                                   1996.
James D. Gruver,                            N/A                              Senior Vice President --
                                   --------------------                      Operations since 1987.
  50                               Senior Vice President
                                   since 1987.

Maryann L. Himes,                  Assistant Secretary since 1984            Vice President and Assistant to
                                   ------------------------------            the President since 1996;
  50                               Vice President and Assistant to           Assistant to the President since
                                   President since 1996; Assistant to        1988.
                                   the President since 1988.
William E. Hughes, Sr.,                     N/A                              Executive Vice President --
                                   ---------------------                     Lending since 1996; Senior Vice
  63                               Executive Vice President since            since 1984.
                                   1996; Senior Vice President and
                                   Senior Loan Officer since 1984.

Kevin C. Quinn,                    Assistant Treasurer since 1986            Senior Vice President -- Financial
                                   ------------------------------            Management Services Department
  42                               Senior Vice President                     since 1990.
                                   since 1990.



                                      -10-




                                     Position(s) with                                 Principal
                                        Corporation                                  Occupations
                                        -----------                                  -----------
                                     Position(s) with                                  Outside
Name & Age                                 Bank                                      Directorships
----------                                 ----                                      -------------
Eric W. Rohrbach,                           N/A                              Senior Vice President --
                                   ------------------                        Administration since 1987.
  50                               Senior Vice President
                                   since 1987.

J. Duncan Smith,                   Treasurer since 1993                      Treasurer of Corporation since
                                   --------------------                      1993.  Senior Vice President --
  38                               Senior Vice President since 1996;         Finance and Accounting since
                                   Vice President and Comptroller            1996; Vice President and
                                   since 1993.                               Comptroller of the Bank since
                                                                             1993.  Vice President and Chief
                                                                             Financial Officer of Security First
                                                                             Bank (1988-1993).



         There are no family relationships between any director, executive officer or person nominated or chosen by the Corporation to serve as a director or executive officer.

                             EXECUTIVE COMPENSATION

Compensation

         The following table sets forth a summary of compensation paid or accrued by the Corporation for services rendered by the Chief Executive Officer and the most highly compensated executive officers of the Corporation or the Bank (the "named executive officers") for each of the last three fiscal years:

                                                 SUMMARY COMPENSATION TABLE

                                                  Annual Compensation                        Long Term
                                                  -------------------                        ---------


        (A)                          (B)           (C)               (D)              (E)                (F)            (G)
     Name and                                                                    Other Annual           Stock        All Other
     Principal                                   Salary             Bonus        Compensation         Options      Compensation
     Position                       Year         ($)(1)            ($)(2)           ($)(3)            (#)(4)          ($)(5)
     --------                       ----        --------          --------         --------          --------        -------

Charles E. Swope,                   1996        $275,000           $29,059                --           3,000            $61,220
  President, CEO and                1995         243,853            17,476                --           3,000             67,889
  Chairman of the Corpo-            1994         212,796            16,204                --             --              94,943
  ration and the Bank

William E. Hughes, Sr.,             1996         104,837            12,449                --           1,500             15,470
  Executive Vice President          1995          99,845             7,937                --           1,500             14,954
  and Senior Loan Officer           1994          95,090             6,283                --             --              16,629
  of the Bank

James D. Gruver,                    1996          99,509            11,876                --           1,500             12,938
  Senior Vice President of          1995          94,771             7,589                --           1,500             12,384
  the Bank                          1994          90,258             6,017                --             --               6,004

Eric W. Rohrbach,                   1996          99,509            11,876                --           1,500             13,168
  Senior Vice President             1995          94,771             7,589                --           1,500             12,622
  of the Bank                       1994          90,258             6,017                --             --               6,026

Kevin C. Quinn,                     1996          88,200            10,662                --           1,500             11,130
  Senior Vice President             1995          84,000             6,822                --           1,500              6,047
  of the Bank                       1994          80,000             5,177                --              --              6,326


------------------------

(1) Amounts shown include cash compensation earned and accrued by the named executive officers as well as amounts earned but deferred at the election of such officers.

(2) Amounts shown are bonuses paid during the specified fiscal year based upon the performance of the Corporation and the Bank for the prior fiscal year. In 1997, Messrs. Swope, Hughes, Gruver, Rohrbach and Quinn were paid bonuses of $29,398, $11,207, $10,638, $10,638 and $9,429, respectively, based upon the performance of the Corporation and the Bank in 1996.

                                      -12-





(3) The value of amounts paid for perquisites and other personal benefits, securities or property paid to any of the named executive officers does not exceed 10% of the total of annual salary and bonus reported for such person.

(4) Amounts shown reflect the number of shares underlying options granted on September 30, 1996 pursuant to the 1995 Stock Option Plan. See "Stock Options."

(5) Amounts shown for 1996 include: (i) contributions to a qualified defined contribution plan and a supplemental benefit retirement plan for the benefit of Messrs. Swope, Hughes, Gruver, Rohrbach and Quinn of $16,350, $8,535, $8,056, $8,056 and $7,038, respectively; (ii) a contribution of $7,500 to a non-qualified defined contribution plan for the benefit of Mr. Swope; (iii) matching contributions to the 401(k) plan accounts of Messrs. Swope, Hughes, Gruver, Rohrbach and Quinn of $5,625, $3,600, $3,600, $3,600 and $3,258, respectively; (iv) payments of $7,835,  $3,335,  $1,282, $1,512 and $834 for Messrs. Swope, Hughes,
         Gruver, Rohrbach and Quinn, respectively, pursuant to a retirement life insurance plan; and (v) $23,910 for the tax adjusted cost of Mr. Swope's life insurance policy.

Stock Options

         The following table sets forth grants of stock options made during the Corporation's fiscal year ended December 31, 1996, to each of the named executive officers of the Corporation:


                        OPTION GRANTS IN LAST FISCAL YEAR

                                                                                                 Potential Realizable Value
                                                                                                   At Assumed Annual Rates
                                                                                                 Of Stock Price Appreciation
                                                  Individual Grants                                   For Option Term(1)
                        -----------------------------------------------------------------------  ---------------------------

                        Number of  % of Total Options
                         Options  Granted to Employees   Exercise  Market Price on   Expiration
Name                     Granted     in Fiscal Year        Price    Date of Grant       Date           5%         10%
----                     -------     --------------        -----   ---------------       ----          --         ---


Charles E. Swope           3,000            20%          $ 29.63      $ 29.63          9/29/06     $ 55,893    $141,644

William E. Hughes, Sr.     1,500            10%            29.63        29.63          9/29/06       27,947      70,821

James D. Gruver            1,500            10%            29.63        29.63          9/29/06       27,947      70,821

Eric W. Rohrbach           1,500            10%            29.63        29.63          9/29/06       27,947      70,821

Kevin C. Quinn             1,500            10%            29.63        29.63          9/29/06       27,947      70,821

-----------------------------

(1) Assumes the price of the Corporation's Common Stock appreciates at a rate of 5% and 10%, respectively, compounded annually for the ten year term of the options.

Exercise of Options

         The following table sets forth information regarding the exercise of stock options and the value of any unexercised stock options of each of the named executive officers of the Corporation during the fiscal year ended December 31, 1996:

 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION VALUES

                                                             Number of Securities           Value of Unexercised
                                                            Underlying Unexercised         In-the-Money Options at
                                                           Options at Fiscal Year End         Fiscal Year End(1)
                       Shares Acquired    Value            --------------------------      -----------------------
Name                     on Exercise     Realized           Vested           Unvested        Vested        Unvested
----                     -----------     --------           ------           --------        ------        --------

Chares E. Swope             --              --              6,000               --          $24,126           --

William E. Hughes, Sr.      --              --              3,000               --           12,063           --

James D. Gruver             --              --              3,000               --           12,063           --

Eric W. Rohrbach           1,500          $10,00           11,500               --            1,125           --

Kevin C. Quinn              --              --              3,000               --           12,063           --

------------------------

(1) Based upon the average bid price for the Common Stock on December 31, 1996 of $30.375, as quoted by F.J. Morrissey & Co., less the exercise price.


Employment Agreement

         On December 30, 1994, Mr. Swope entered into an employment agreement (the "Agreement") with the Corporation and the Bank, effective January 1, 1995. The Agreement is for a period of ten years, terminating on December 31, 2004, unless terminated earlier in accordance with the Agreement. Pursuant to the Agreement, Mr. Swope was employed as the President and Chief Executive Officer of the Corporation and the Bank in 1996. Mr. Swope's employment thereafter shall be in the same position or at a rank not less than Senior Vice President. As compensation under the Agreement, Mr. Swope receives a salary not less than, and benefits which are not materially different from, that which he received as of the date of the Agreement, as determined by the Board of Directors from time to time. Mr. Swope is also reimbursed for reasonable business expenses and provided with an automobile.

         If the Corporation breaches the Agreement, Mr. Swope may leave the Corporation's employ and have no further liability or obligation under the Agreement and the Corporation will be obligated to con tinue to pay Mr. Swope the salary and benefits being paid at the time of the breach for the remaining term of the Agreement. Mr. Swope may also terminate the Agreement as of December 31 of any year, upon written notice to the Corporation on or before December 1st of such year, and the Corporation shall have no further obligation to pay a salary and benefits to Mr. Swope other than salary and benefits which have accrued but remain unpaid at the termination. The Corporation may terminate the Agreement upon a breach of the Agreement by Mr. Swope which is not cured within 30 days or upon his conviction of a crime which is a felony. During the term of the Agreement and for two years thereafter, Mr. Swope may not be employed by any other bank or financial institution doing business in Chester County, Pennsylvania, unless this Agreement is terminated by Mr. Swope due to breach of the Agreement by the Corporation or the Bank.

Compensation Committee Interlocks and Insider Participation

         During 1996, the Personnel and Compensation Committee of the Bank consisted of Messrs. Peirce and Featherman. No member of the Compensation Committee is a former or current officer or employee of the Corporation or the Bank. Mr. Featherman is a principal in the law firm of MacElree, Harvey, Gallagher, Featherman & Sebastian, Ltd., which was retained by the Corporation as counsel during 1996 and will be retained again during 1997.

Report of the Personnel and Compensation Committee

To:  The Board of Directors

         As members of the Personnel and Compensation Committee (the "Committee"), it is our duty to administer the Corporation's and the Bank's various employee benefit plans, including the Stock Bonus Plan and Stock Option Plan. In addition, we review the compensation levels of members of management, evaluate the performance of management and consider management succession and related matters. The Committee reviews in detail with the Board of Directors all aspects of compensation for the executive officers of the Corporation and the Bank. All salaries and bonuses paid to the executive officers are ratified by the full Board of Directors.

         The compensation policy of the Corporation, which is endorsed by the Committee, is that a substantial portion of the annual compensation of each executive officer relates to and must be contingent upon the individual performance of such executive officer and the contribution of such executive officer to the Corporation and the Bank.

         Mr. Swope's base salary for 1996 was $275,000. The base salary of Mr. Swope for fiscal year 1996 was based principally on his rights under an Employment Agreement with the Corporation and the Bank (the "Agreement") which is described elsewhere in this Proxy Statement. On the effective date of the Agreement, Mr. Swope's base salary was set at $223,436. The perquisites and other benefits received by Mr. Swope that are reported in the Summary
Compensation Table in this Proxy Statement are provided pursuant to the Agreement. Also, during 1996, Mr. Swope was granted Stock Options for 3,000 shares of the Corporation's common stock under the 1995 Stock Option Plan, a director's bonus of $1,000 and an executive officer's bonus of $1,000 (after taxes).

         For 1996, the Committee awarded cash bonuses to each executive officer based on the Corporation's performance including, but not limited to, improvement on return on assets, return on equity, loan growth, average deposit growth, and the Bank's efficiency ratio. Based upon these factors, bonuses were awarded to each executive officer equal to 10.69% of such officer's annual base compensation. Mr. Swope's bonus for 1996 (payable in 1997) was $29,398. Mr. Swope continues to provide leadership and vision though his tenure as Chief Executive Officer and his compensation recognizes his ability and dedication to enhance the long-term value of the Corporation.


                                           Personnel and Compensation Committee
                                           David L Peirce, Chairman
                                           John A. Featherman, III

                          STOCK PRICE PERFORMANCE GRAPH

         The following graph illustrates a five year comparison of cumulative shareholder return on the Common Stock for each of the years ended December 31, 1992, 1993, 1994, 1995 and 1996, for (i) the Corporation, (ii) the NASDAQ Market Value Weighted Index, and (iii) a peer group index. The peer group index consists of Pennsylvania and New Jersey Banks with total assets of between 100 million and 500 million whose stock is traded on the NASDAQ market. The comparison assumes $100 was invested on December 31, 1991, in the Corporation's Common Stock and in each of the foregoing indices and assumes reinvestment of dividends.

[GRAPHIC OMITTED]


         The historical stock price performance of the Corporation's Common Stock shown on the Stock Price Performance Graph is not necessarily indicative of future price performance.

         The peer group index consists of BCB Financial Services; Broad National Bancorp; Bryn Mawr Bank Corporation; Carnegie Bancorp.; Community Banks, Inc.; First Shenango Corp.; Heritage Bancorp Inc.; Progress Financial Corporation; Raritan Bancorp. Inc.; Royal Bancshares of Pennsylvania; SunBancorp Inc.; TF Financial Corporation; and WVS Financial Corporation.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Some of the directors and executive officers of the Corporation, as well as members of their families and companies with which they are associated, were customers of, and had banking transactions with the Bank in the ordinary course of its business during 1996. All loans and commitments to lend to such parties were made on substantially the same terms, including interest rates and collateral, as those pre vailing at the time for comparable transactions with other persons. In the opinion of management, the loans and commitments do not involve more than a normal risk of collectibility or present other unfavorable features.

         The law firm of MacElree, Harvey, Gallagher, Featherman & Sebastian, Ltd., of which Mr. Featherman, a director of the Corporation and the Bank, is a principal, was retained by the Corporation and the Bank as counsel during 1996 and will again be retained in 1997.

         The law firm of Gawthrop, Greenwood & Halsted, P.C., of which Mr. Halsted, a director of the Corporation and the Bank, is a principal, was retained by the Corporation for a legal matter in 1996. The Corporation and the Bank may retain such law firm in 1997.


                        AMENDMENT OF THE STOCK BONUS PLAN

Description of the Proposed Amendments

         The Corporation's Board of Directors has approved several amendments to the Corporation's Stock Bonus Plan (the "Bonus Plan"). Certain of these amendments require the approval of the holders of a majority of the shares of Common Stock present or represented and entitled to vote at the 1997 Annual Meeting. The amendments which require approval of the shareholders would amend the Bonus Plan as follows: (i) to permit bonuses to be paid by the issuance of new shares of Common Stock, by the reissuance of shares held in the Corporation's treasury or, as now permitted, by shares purchased on the open market; (ii) to give the Committee (as defined below) the discretion to allow persons who receive bonuses ("Recipients") to choose whether to take their bonuses in stock, cash or a combination thereof, or as now permitted, for the Committee to have sole authority to decide the form of any bonus awarded under the Bonus Plan; (iii) to eliminate the requirement that any material amendment of the Bonus Plan must be approved by the shareholders in order to be effective, thus permitting the Committee or the Board of Directors to amend the Bonus Plan in their sole discretion; and (iv) to redefine the eligibility requirements of the Bonus Plan to permit the Committee, in its discretion, to award bonuses to persons who are or were employed by the Corporation or the Bank regardless of the length of such employment or whether the employee is in the employ of the Corporation or the Bank at the end of the calendar year. The following "Description of the Bonus Plan" describes the Bonus Plan as it is proposed to be amended.

Description of the Bonus Plan

         The purpose of the Bonus Plan is to promote the interests of the Corporation by encouraging and enabling employees of the Corporation or the Bank to acquire financial interests in the Corporation through the acquisition of shares of Common Stock. Under the Bonus Plan, the Corporation may grant bonuses to its employees consisting of shares of Common Stock, cash or a combination thereof.

         The Bonus Plan is administered by the Personnel and Compensation Committee of the Board of Directors of the Bank (the "Committee"). All persons who have been in the employ of the Corporation or the Bank may be eligible to receive a bonus under the Bonus Plan subject to the sole discretion of the Committee to award any bonus under the Bonus Plan. The Committee has the sole discretion to determine which of such eligible employees will receive bonuses and may establish rules, regulations and formulas for determining the amount of any bonus to be paid. The Committee will determine the terms, conditions and restrictions applicable to any bonus, which terms, conditions or restrictions need not be the same for all Recipients nor for all bonuses. The Committee or the Board of Directors may terminate, suspend or amend the Bonus Plan at any time at their sole discretion.

         The shares of Common Stock which may be awarded as bonuses under the Bonus Plan may be (i) purchased by the corporation on the open market through an independent agent, (ii) newly issued shares of Common Stock, or (iii) shares of Common Stock held by the Corporation in its treasury. Whenever shares are purchased on the open market, the price per share of Stock awarded to any Recipient shall be the average of the price per share paid by the Agent for all such shares. Shares which are issued from shares held in the Corporation's treasury or which are newly issued shares will be valued at fair market value, as defined herein. The fair market value shall be the mean between the highest bid price and lowest asked price last quoted by the then current market maker(s) in the Corporation's Stock (the "Market Maker(s)"), on the date of the award. If no such bid and asked price is available, the fair market value shall be the most recent highest bid price and lowest asked price last quoted by the Market Maker.

Federal Income Tax Consequences

         The following is a brief description of the federal income tax consequences of stock awards which may be granted under the Bonus Plan under present tax laws.

         Upon the issuance of Common Stock to a participant pursuant to a stock award, the participant will generally recognize ordinary compensation income in an amount equal to the fair market value of such stock on the date of issuance, and the Corporation will be entitled to a corresponding deduction. If the sale of the stock awards to a participant could subject such participant to liability under Section 16(b) of the Exchange Act, unless the participant makes a timely election under Section 83(b) of the Internal Revenue Code, the recognition of ordinary compensation income (and the Corporation's corresponding deduction) will be deferred until the time such sale would no longer subject the participant to suit under Section 16(b), and the amount of income will be based upon the fair market value of the Common Stock at such later time.

Recommendation of the Board of Directors

         Approval of the amendment of the Bonus Plan requires the affirmative votes of the holders of a majority of the shares of Common Stock present or represented and entitled to vote at the 1997 Annual Meeting. Abstentions will have the same effect on the outcome of such vote as a "no" vote. If a broker that is a record holder of Common Stock does not return a signed proxy, the shares of Common Stock represented by such proxy will not be considered present at the Annual Meeting and, therefore, will not be counted towards a quorum and will not be voted.

         The Board of Directors recommends that the shareholders vote FOR the approval of the amendment of the Bonus Plan.

                     AMENDMENT OF THE 1995 STOCK OPTION PLAN

Description of the Proposed Amendments

         The Corporation's Board of Directors has approved a proposal to make certain amendments to the Corporation's 1995 Stock Option Plan (the "Plan") which require the approval of the holders of a majority of the outstanding voting stock of the Corporation. One amendment would eliminate the requirement of shareholder approval to make certain amendments (the "Amendment Authority Amendment"). Another amendment would modify a provision of the Plan which accelerates the expiration date of an option granted to any person ("Optionee") under the Plan if the Optionee's employment or service with the Corporation or the Bank is terminated other than, in the case of options granted to key employees, for cause (as defined in the Plan), or due the death or disability of the Optionee (the "Acceleration Amendment").

         The Amendment Authority Amendment. The Plan as originally adopted provided that certain amendments to the Plan relating to options which may be granted to key employees would only become effective if approved by the shareholders of the Corporation within a period of twelve months of the approval of such amendment by the Board of Directors. Specifically, amendments which required shareholder approval included amendments that would: (i) change the eligibility of employees, (ii) increase the maximum number of shares of the Corporation's common stock which may be subject to options granted under the plan, (iii) extend the expiration date of the Plan, (iv) decrease the exercise price, or (v) materially increase the benefits accruing to the optionees. The requirement that shareholders approve the foregoing amendments was intended to comply with certain tax and securities laws and rules. In August of 1996, new rules were adopted by the Securities and Exchange Commission (the "SEC") which eliminated the requirement that shareholders approve certain amendments to plans such as the Plan. Consequently, the Board of Directors has approved, and recommends to the shareholders that the Plan be amended to eliminate the requirement of shareholder approval in those cases where it is no longer necessary in order to comply with the SEC rules.

         As proposed, the Plan would be amended to eliminate the provision that shareholder approval is required for amendments relating to (i) an extension of the expiration date of the Plan, (ii) decreasing the exercise price of any option, or (iii) materially increasing the benefits accruing to the optionees. Shareholder approval will continue to be required for amendments that would (i) change the eligibility of employees or (ii) increase the maximum number of shares of the Corporation's common stock which may be subject to options granted under the Plan.

         The Acceleration Amendment. The Plan as originally adopted provided that upon the termination of an Optionee's employment or service with the Corporation or the Bank, other than for cause or due to the death or disability of the Optionee, the expiration date of any option held by such Optionee would be accelerated to the date three months from the date the Optionee's employment or service with the Corporation or the Bank terminated. In the case of an option granted to a key employee, if the termination is for cause, any options held by such Optionee would be immediately terminated. In the case of all options granted under the Plan, if termination of employment or service is due to the death or disability of the Optionee, all options held by such Optionee would be accelerated to the date one year from the date of termination.

         As amended, the Plan requires that upon the termination of an Optionee's employment other than for cause, or, in the case of a director, the termination of his or her service with the Corporation or the

Bank, the expiration date of any option held by such Optionee will be accelerated to the date that is one year from the date the Optionee's employment with the Corporation or the Bank terminates. The provisions relating to termination for cause or due to the death or disability of an Optionee are unchanged.

         The Acceleration Amendment would be applicable only to options which may be granted subsequent to the approval of such amendment. Options which have been previously granted may be modified by action of the Board of Directors or the Committee, pursuant to their respective authority under the Plan.

         The following "Description of the Plan" describes the Plan as it is proposed to be amended.

Description of the Plan

         The purpose of the Plan is to provide additional incentive to key employees and directors to enter into or remain in the employ or service of the Corporation or the Bank. The Plan is divided into two parts: (i) the Key Employee Plan and (ii) the Director Plan. The Plan provides for up to 187,500 shares of Common Stock to be issued pursuant to the exercise of options granted under the terms of the Plan. Of the 187,500 shares which may be issued under the Plan, 146,250 shares are reserved for issuance under the Key Employee Plan and 41,250 shares are reserved for issuance under the Director Plan.

         The Key Employee Plan is administered by a Stock Option Committee of the Board of Directors of the Corporation. Currently, the members of the Stock Option Committee are Messrs. Peirce and Featherman. Under the Key Employee Plan, options are granted to key employees of the Corporation and the Bank as follows:
(i) options to purchase up to 63,750 shares of Common Stock may be granted to key employees of the Corporation or the Bank at such times and in such amounts and on such terms and conditions as determined by the Stock Option Committee pursuant to the terms of the Plan, and (ii) options to purchase up to 82,500 shares of Common Stock will be granted to the executive officers of the Bank and Corporation who are in the employ of the Bank or Corporation on any of five annual grant dates through September 30, 1999 (each a "Grant Date"). On each Grant Date, the President of the Corporation shall receive options to purchase 3,000 shares of Common Stock and each of the other executive officers then holding office shall receive options to purchase 1,500 shares of Common Stock, unless the number of executive officers other than the President holding office on any such Grant Date shall exceed nine, in which case each executive officer other than the President shall receive an option for that number of shares equal to 13,500 divided by the number of executive officers then in office.

         The Director Plan provides for the automatic award of options to each non-employee director who is serving as such on a Grant Date. The options awarded on any Grant Date will entitle the holder to purchase 750 shares of Common Stock, unless the number of non-employee directors on such Grant Date exceeds 11, in which case each non-employee director will receive an option for that number of shares equal to 8,250 divided by the number of non-employee directors. If a director is serving on the Board of both entities, such director is only eligible for a grant of options under the Director Plan as a director of the Corporation. The Director Plan is administered by the Board of Directors.

         The exercise price for each share of Common Stock purchased pursuant to an option granted under the Plan shall be at least equal to the "fair market value" of a share of Common Stock on the Grant Date for such option. If available, the "fair market value" shall be the mean between the highest bid price and lowest asked priced last quoted by the then current market makers of the Common Stock on the Grant Date or the immediately preceding business day if the Grant Date is not a business day. If no such bid and asked price is available, then the fair market value shall be determined by the Stock Option Committee (as defined below) in good faith in the case of an option granted under the Key Employee Plan (see below) or shall be the mean between the most recent highest bid price and lowest asked price last quoted by the market makers of the Common Stock in the case of an option granted under the Director Plan.

         No option may be granted under the Plan after September 17, 2005. No option may be exercised prior to six months following the Grant Date. Each option granted expires on the earlier of (a) the tenth anniversary of its Grant Date, (b) in the case of an incentive stock option, five years after the Grant Date if the Optionee beneficially owns shares possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or the Bank, (c) the date set by the Board of Directors of the Corporation as an accelerated expiration date after a finding by such Board that the options materially adversely affect the Corporation (or may in the future), or in the case of incentive stock options, where there has been a "change in control" (as defined in the Plan) in the Corporation, (d) one year following termination of the Optionee's employ or service with the Corporation or Bank for any reason other than for cause (for an option granted under the Key Employee
Plan), or (e) in the case of an option granted under the Key Employee Plan, immediately upon the determination by the Stock Option Committee that an employee has been terminated for cause.

         No option granted under the Plan may be transferred except by will or by the laws of descent and distribution, except that nonqualified options may be transferred by an Optionee pursuant to a qualified domestic relations order as defined in the Internal Revenue Code or Title I of ERISA. During an Optionee's lifetime, such option may only be exercised by the Optionee. The Corporation is not obligated to register any shares issued pursuant to the exercise of an option granted under the Plan or to take any action which would make available to any Optionee any exemption from such registration; however, the Corporation has filed, and the shares issuable upon exercise of any option under the Plan are covered by, a currently effective registration statement.

         The options granted under the Key Employee Plan are intended to be "incentive stock options" in accordance with Section 422 of the Internal Revenue Code (each, an "ISO") if exercised prior to the date which is three months after termination of employment. The Stock Option Committee may designate any grant as a "nonqualified stock option" ("NQSO") in its discretion. Options granted under the Director Plan are NQSOs.


Federal Income Tax Consequences

         The following is a brief description of the federal income tax consequences, under present tax laws, of options granted under the 1995 Stock Option Plan.

         Incentive   Stock  Options.   There  will  be  no  federal  income  tax
consequences to either the participant or the Corporation upon the grant of an ISO. The participant will not have to recognize any income upon the exercise of an ISO, and the Corporation will not be allowed any deduction, as long as the participant does not dispose of the shares within two years from the date the ISO was granted or within one year from the date the shares were transferred to the participant (the "holding period requirement") and, provided further, such exercise occurs within three months after termination of employment (if the exercise occurs later than three months after termination of employment, then the option will be considered an NQSO and the tax treatment will be as set forth below for NQSOs). Upon a sale of the shares after the holding period requirement is satisfied, the participant will recognize a long-term capital gain (or loss) measured by the excess (or deficit) of the amount realized from such sale over the option price of such shares, but no deduction will be allowed to the Corporation. If a participant disposes of shares before the holding period requirement is satisfied, the participant will recognize ordinary income in the year of disposition, and the Corporation will be entitled to a corresponding deduction, in an amount equal to the lesser of
(a) the excess of the fair market value of the shares on the date of exercise over the option price of the shares or (b) the excess of the amount realized from such disposition over the option price of the shares. Where shares are sold before the holding period requirement is satisfied, the participant will also recognize a capital gain to the extent that the amount realized from the disposition of the shares exceeded the fair market value of the shares on the date of exercise.

         A participant may under certain circumstances be permitted to pay all or a portion of the option price of an ISO by delivering Common Stock of the Corporation. If the Common Stock delivered by a participant as payment of the option price was acquired through a prior exercise of an ISO or an option granted under an employee stock purchase plan, and if the holding period requirement applicable to such Common Stock has not yet been met, the delivery of such Common Stock to the Corporation could be treated as a taxable sale or disposition of such stock. In general, where a participant pays the option price of an ISO by delivering Common Stock of the Corporation, the participant will have a zero tax basis in the shares received that are in excess of the number of shares of Common Stock delivered in payment of the option price.

         For alternative minimum tax purposes, regardless of whether the participant satisfies the holding period requirement, the excess of the fair market value of the shares on the exercise date over the option price will be treated as a positive adjustment to the participant's alternative minimum taxable income for the year the ISO is exercised. If the shares are disposed of in the year the ISO was exercised, however, the positive adjustment taken into account for alternative minimum tax purposes will not exceed the gain realized on such sale. Exercise of an ISO may thus result in liability for alternative minimum tax.

         Non-qualified Stock Options. There will be no federal income tax consequences to either the participant or the Corporation upon the grant of a NQSO. Upon the exercise of an NQSO, the participant will recognize ordinary compensation income in an amount equal to the excess of the fair market value of each share on the date of exercise over the option price, and the Corporation will be entitled to a federal income tax deduction of the same amount.

         If a participant pays the option price of a NQSO by surrendering Common Stock held by the participant, then, to the extent the shares received upon exercise of the option do not exceed the number of shares delivered, the participant will be treated as making a tax-free exchange of stock and the new shares received will have the same tax basis and holding period requirement as the shares given up. In such case, the participant will recognize ordinary compensation income in an amount equal to the fair market value of the shares received in excess of the shares delivered in payment of the option price. The basis of such additional shares will equal their fair market value on the date the option was exercised.

Recommendation of the Board of Directors

         Approval of the amendment of the Plan requires the affirmative votes of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the 1997 Annual Meeting. Abstentions will have the same effect on the outcome of such vote as a "no" vote. If a broker that is a record holder of Common Stock does not return a signed proxy, the shares of Common Stock represented by such proxy will not be considered present at the Annual Meeting and, therefore, will not be counted towards a quorum and will not be voted.

         The Board of Directors recommends that the shareholders vote FOR the approval of the amendment of the Plan.

                         RATIFICATION OF APPOINTMENT OF
                         INDEPENDENT PUBLIC ACCOUNTANTS

         The Board of Directors has appointed the firm of Grant Thornton, LLP as independent public accountants for the year ending December 31, 1997. This appointment will be submitted to the shareholders for ratification at the 1997 Annual Meeting.

         The submission of the appointment of Grant Thornton, LLP for ratification by the shareholders is not required by law or by the Bylaws of the Corporation. The Board of Directors is nevertheless submitting it to the shareholders to ascertain their views. If the shareholders do not ratify the appointment, the selection of other independent public accountants will be considered by the Board of Directors.

         A representative of Grant Thornton, LLP is expected to be present at the Annual Meeting to respond to appropriate questions and will have the opportunity to make a statement if he so desires.

Recommendation of the Board of Directors

         The Board of Directors recommends that the shareholders vote FOR the ratification of Grant Thornton, LLP as the Corporation's independent public accountants for the year ending December 31, 1997.

                                  OTHER MATTERS

         No other matters requiring a vote of the shareholders are expected to come before the Annual Meeting. However, if other matters should properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment on such matters.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Corporation's officers and directors, and persons who own more than ten percent of a registered class of the Corporation's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Officers, directors and greater than ten-percent shareholders are required by SEC regulation to furnish the Corporation with copies of all Section 16(a) forms they file.

         Based solely on review of the copies of such forms furnished to the Corporation, or written representations that no Forms 5 were required, the Corporation believes that, during 1996, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten-percent beneficial owners were timely met.

                            EXPENSES OF SOLICITATION

         The Corporation will bear the entire cost of soliciting proxies for the Annual Meeting. In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telegram by the Corporation's directors, officers and employees. Arrangements may also be made with brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy materials to beneficial owners of shares held of record by such persons, and the Corporation may reimburse such custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith.

                              SHAREHOLDER PROPOSALS

         Proposals by Shareholders intended to be presented at the next Annual Meeting of Shareholders of the Corporation must be received by the Corporation at its executive offices at 9 North High Street, West Chester, Pennsylvania 19380, on or before October 24, 1997, to be included in the Corporation's Proxy Statement and form of proxy for the 1998 annual meeting.

         THE CORPORATION WILL PROVIDE TO EACH PERSON SOLICITED, WITHOUT CHARGE EXCEPT FOR EXHIBITS, UPON REQUEST IN WRITING, A COPY OF ITS ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES. SUCH REPORT WILL BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OR ABOUT MARCH 30, 1997. REQUESTS SHOULD BE DIRECTED TO MR. JOHN STODDART, SHAREHOLDER RELATIONS REPRESENTATIVE, FIRST WEST CHESTER CORPORATION, 9 NORTH HIGH STREET, WEST CHESTER, PENNSYLVANIA 19380.

                                              By Order of the Board of Directors



                                                     Edward J. Cotter, Secretary

West Chester, Pennsylvania
February 21, 1997

                                   APPENDIX A


PROXY                                                                    PROXY
                         FIRST WEST CHESTER CORPORATION

                 ANNUAL MEETING OF SHAREHOLDERS, MARCH 18, 1997

                      THIS PROXY IS SOLICITED ON BEHALF OF
                      THE CORPORATION'S BOARD OF DIRECTORS

         The undersigned hereby appoints Thomas R. Butler and N. Harlan Slack, III, and each of them, jointly and severally, Proxies, with full power of substitution, to vote, as designated below, all shares of Common Stock of First West Chester Corporation held of record by the undersigned on February 5, 1997, at the 1997 Annual Meeting of Shareholders to be held on March 18, 1997, or any adjournment thereof.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" (1) THE ELECTION OF THE NOMINEES TO SERVE AS CLASS I DIRECTORS, (2) THE APPROVAL OF THE AMENDMENT OF THE CORPORATION'S STOCK BONUS PLAN, (3) THE APPROVAL OF THE AMENDMENT OF THE CORPORATION'S 1995 STOCK OPTION PLAN AND (4) THE RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON, LLP AS THE CORPORATION'S INDEPENDENT PUBLIC ACCOUNTANTS.

         THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED BELOW. IF NO DIRECTION IS GIVEN IN THE SPACE PROVIDED BELOW, THIS PROXY WILL BE VOTED "FOR" ITEMS 1, 2, 3, 4 AND 5.

1.  ELECTION OF FOUR CLASS I DIRECTORS (Term to expire in 2000).

    FOR all nominees listed below (except as     WITHHOLD AUTHORITY to vote for
    marked to the contrary below)   o            all nominees listed below   o

    (INSTRUCTION:    To withhold authority to vote for any individual nominee,
                     strike a line through the nominee's name in thelist below.)

    JOHN J. CICCARONE, CLIFFORD E. DEBAPTISTE, J. CAROL HANSON, JOHN B. WALDRON

2. APPROVAL OF CERTAIN AMENDMENTS TO THE CORPORATION'S STOCK BONUS PLAN AS DESCRIBED IN THE PROXY STATEMENT.

     o  FOR                             o  ABSTAIN AGAINST

3. APPROVAL OF CERTAIN AMENDMENTS TO THE CORPORATION'S 1995 STOCK OPTION PLAN AS DESCRIBED IN THE PROXY STATEMENT.

     o  FOR                             o  ABSTAIN AGAINST

4. PROPOSAL TO RATIFY THE APPOINTMENT OF GRANT THORNTON, LLP as the independent public accountants of the Corporation for the year ending December 31, 1997.

     o  FOR                             o  ABSTAIN AGAINST

5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof and matters incident to the conduct of the meeting.

    Please sign exactly as the name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer and affix corporate seal. If a partnership, please sign in partnership name by general partner.

DATED:  __________________, 1997     _____________________________________(SEAL)
                                                     Signature

                                     _____________________________________(SEAL)
                                               Signature if held jointly


                  PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY
                      PROMPTLY USING THE ENCLOSED ENVELOPE.

                                   APPENDIX B

                         FIRST WEST CHESTER CORPORATION
                              AMENDED AND RESTATED
                                STOCK BONUS PLAN


Purpose

         The purpose of the First West Chester Corporation Stock Bonus Plan (the "Plan") is to promote the interests of First West Chester Corporation (the "Corporation") by encouraging and enabling its employees and the employees of its subsidiary, The First National Bank of West Chester (the "Bank"), to acquire financial interests in the Corporation through the acquisition of shares of the Corporation's Common Stock.

         Under the Plan, the Corporation may grant bonuses to its employees consisting of (i) shares of its Common Stock, par value $1.00 per share ("Stock"), (ii) shares of Stock and cash, or (iii) all cash. A portion or all of the cash component, if any, of each bonus may be deducted from such bonus and withheld by the Corporation in order to satisfy any withholding obligation to which the Corporation may be subject under any federal, state or local tax law.

Eligibility

         All persons who are, or were, in the employ of the Corporation or the Bank may be eligible to receive bonuses under the Plan. The award of any bonus under this Plan is solely within the discretion of the Committee, as defined below.

Administration

         The Plan will be administered by a committee (the "Committee") appointed by the Board of Directors of the Corporation from among its members, and shall by comprised of not less than two persons. Each member of the Committee will serve at the will of, and may be removed, with or without cause, by the Board of Directors.

         No person, other than members of the Committee, shall have any discretion as to decisions regarding the Plan or the bonuses granted pursuant to the Plan. The Committee shall determine the employees (the "Recipients") to whom, and the time or times at which, bonuses will be granted. The Committee, in its sole discretion, shall determine whether bonuses will be granted in Stock, Stock and cash or all in cash, or whether the Recipient may choose to receive his or her bonus in Stock, Stock and cash or all in cash. The Committee shall also have sole discretion to determine the total value of each bonus and all other terms, conditions or restrictions applicable to any bonus. The Stock is publicly traded, and the value of the shares of Stock awarded to employees in bonuses will be determined on the open market. The terms, conditions or restrictions applicable to bonuses granted under the Plan need not be the same for all Recipients nor for all bonuses.

         The Committee may, subject to the provisions of the Plan, establish such rules and regulations, and revise or otherwise modify such rules and regulations from time to time, as it deems necessary or advisable for the proper administration of the Plan, including without limitation, establishing a formula or formulas for determining the amount of bonus to be granted to any Recipient or class of Recipient. The Committee may make determinations and take such other action in connection with or in relation to the Plan as it deems necessary or advisable. The Committee will have full power and authority to construe, interpret and administer the Plan and each determination or other action made or taken by the Committee in regard to the Plan, including, but not limited to, interpretation of the Plan, shall be final, conclusive and binding for all purposes and upon all persons, including, but not limited to, the Corporation, the Committee, the Board of Directors and employees of the Corporation and the Bank and their respective successors and assigns. The expenses of administering the Plan will be borne by the Corporation.

Stock Subject to the Plan

         If any portion of the bonuses to be paid hereunder will be paid in the form of Stock, such shares of Stock may be shares newly issued by the Corporation for such purpose, held in its treasury or purchased on the open market. Shares which are purchased on the open market will be purchased through an independent agent specified by the Corporation's Board of Directors (the "Agent"). From time to time, but not more than once in any three-month period, the Committee will determine the aggregate value of bonuses to be awarded pursuant to the Plan in the form of Stock and will authorize the issuance of new shares, the reissuance of shares held in treasury or the purchase by the Agent on the open market of such number of shares of Stock having such value.

         Whenever shares are purchased on the open market, the price per share of Stock awarded to any Recipient shall be the average of the price per share paid by the Agent for all such shares. Shares which are issued from shares held in the Corporation's treasury or which are newly issued shares will be valued at fair market value, as defined herein. The fair market value shall be the mean between the highest bid price and lowest asked price last quoted by the then current market maker(s) in the Corporation's Stock (the "Market Maker(s)"), on the date of the award. If no such bid and asked price is available, the fair market value shall be the most recent highest bid price and lowest asked price last quoted by the Market Maker.

Transferability of Bonus Shares

         Prior to issuing Stock bonuses, the Corporation will register the shares of Stock subject to such bonuses with the Securities and Exchange Commission. If such Stock is duly registered, all shares of Stock received by employees who are not "affiliates" of the Corporation, as that term is defined in Rule 144 under the Securities Act of 1933, as amended, pursuant to Stock bonuses under the Plan (except for shares received by executive officers) will be freely transferable. Shares of Stock received by employees who are affiliates of the Corporation may be sold or transferred only in compliance with Rule 144. Notwithstanding the foregoing, the shares of Stock granted to Recipients pursuant to Stock bonuses under the Plan may be subject to such terms and conditions as the Committee, in its sole discretion, determines appropriate, including, without limitation, restrictions on the sale or other disposition of such shares of Stock, and rights of the Corporation to reacquire such Stock upon termination of the Recipient's employment within specified periods. Stock certificates issued to Recipients of bonuses payable in shares of Stock may bear a legend setting forth the applicable restrictions.

Shares Awarded to Executive Officers

         All Stock bonuses granted pursuant to the Plan to the executive officers of the Corporation or the Bank, if granted prior to approval of the Plan by the Corporation's stockholders, shall be contingent upon the approval of the Plan by such stockholders. In order for any Stock bonus granted to an executive officer to be an exempt acquisition of the Corporation's securities for purposes of Section 16 of the Securities Exchange Act of 1934, as amended, such officer will be required to hold the shares of Stock he or she receives in each bonus under the Plan for six months after the grant of such bonus. Stock certificates issued to executive officers representing such Stock bonuses may bear a legend setting forth the foregoing restriction.

Amendment of Plan

         The Committee or the Board of Directors may terminate, suspend or amend the Plan, as the Committee or the Board of Directors deems appropriate in their sole discretion.

General

         Unless otherwise determined by the Committee, the Plan shall be unfunded and shall not create or be construed to create a trust or a separate fund or funds. The Plan shall not establish any fiduciary relationship between the Corporation and any Recipient or other person. No person shall have any claim or right to be granted any bonus under the Plan. Nothing contained in the Plan shall give any employee the right to be retained in the employment of the Corporation or the Bank or affect the right of the Corporation to dismiss any employee. This Plan shall not constitute a contract between the Corporation and any employee. The Plan and all determinations made and actions taken pursuant thereto shall be governed by the laws of the Commonwealth of Pennsylvania and construed in accordance therewith.

                                   APPENDIX C
                         FIRST WEST CHESTER CORPORATION
                              AMENDED AND RESTATED
                             1995 STOCK OPTION PLAN
                             ----------------------

         (1)      Purpose.
                  -------

                  (a) Additional Incentive. The Plan is intended as an additional incentive to key employees and members of the Board of Directors (together, the "Optionees") to enter into or remain in the service or employ of First West Chester Corporation, a Pennsylvania corporation (the "Company") or its subsidiary, The First National Bank of West Chester (the "Bank"), and to devote themselves to the Company's success by providing them with an opportunity to acquire or increase their proprietary interest in the Company through receipt of rights (the "Options") to acquire the Company's Common Stock, par value $1.00 per share (the "Common Stock").

                  (b) Two-Part Plan. The Plan shall be divided into two sub-plans: the "Key Employee Plan" and the "Director Plan". All provisions hereunder which refer to the "Plan" shall apply to each of the Key Employee Plan and the Director Plan.

                  (c) Incentive Stock Option. Each Option granted under the Key Employee Plan is intended to be an incentive stock option ("ISO") within the meaning of section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code"), for federal income tax purposes, except to the extent (i) any such ISO grant would exceed the limitation of subsection 4(a) below, or (ii) any Option is specifically designated at the time of grant (the "Grant Date") as not being an ISO (an Option which is not an ISO, and therefore is a nonqualified option, is referred to herein as an "NQSO"). No Option granted to a person who is not an employee of the Company or the Bank on the Grant Date shall be an ISO.

         (2)      Option Shares.
                  -------------
                  (a) Aggregate Maximum Number. The aggregate maximum number of shares of the Common Stock for which Options may be granted under the Plan is 187,500 shares (the "Option Shares"), which number is subject to adjustment as provided in Section 7. Option Shares shall be issued from authorized and unissued Common Stock or Common Stock held in or hereafter acquired for the treasury of the Company. If any outstanding Option granted under the Plan expires, lapses or is terminated for any reason, the Option Shares allocable to the unexercised portion of such Option may again be the subject of an Option granted pursuant to the Plan.

                  (b) Allocation of Option Shares. Of the 187,500 Option Shares, 146,250 Option Shares (the "Employee Option Shares") shall be reserved for issuance to key employees of the Company and the Bank under the Key Employee Plan and the remaining 41,250 Option Shares shall be reserved for issuance to non-employee Directors of the Company or the Bank under the Director Plan.

                  (c) Key Employee Plan Options. Options granted under the Key Employee Plan may be either ISOs or NQSOs. Under the Key Employee Plan, Options to purchase up to 63,750 Employee Option Shares (and any Employee Option Shares not required for issuance under Options granted in accordance with the schedule set forth below) shall be granted to key employees at such times in such amounts and on such terms and conditions as determined by the Committee (as defined below), in accordance with the terms of the Plan. Options to purchase up to 82,500 Employee Option Shares shall be granted to key employees in accordance with the following schedule:

                                   Grant Dates
                                   -----------

                           September        September         September         September        September
                           18,              30,               30,               30,              30,
Key Employee               1995             1996              1997              1998             1999
------------               ----             ----              ----              ----             ----

President                  3,000            3,000             3,000             3,000            3,000
                           Option           Option            Option            Option           Option
                           Shares           Shares            Shares            Shares           Shares

Each of 9 Other
Executive Officers*        1,500            1,500             1,500             1,500            1,500
                           Option           Option            Option            Option           Option
                           Shares           Shares            Shares            Shares           Shares

         *Should the number of Executive Officers (other than the President) increase during the Term of the Plan as of any of the foregoing Grant Dates, the Option granted to each Executive Officer as of such Grant Date shall cover that number of Employee Option Shares determined by dividing 13,500 by the number of Executive Officers (not including the President). Should the number of Executive Officers decrease during the Term of the Plan as of any of the foregoing Grant Dates, then the number of Option Shares to be purchased through an Option grant by each remaining Executive Officer shall not change. Any ungranted Options resulting from such decrease shall be granted to key employees as Employee Option Shares at such times in such amounts and on such terms and conditions as determined by the Committee, in accordance with the terms of the Key Employee Plan.

         (d) Director Plan Options. Options granted under the Director Plan shall be NQSOs. Under the Director Plan, each person serving as a Director of the Company or the Bank on the Grant Date and who is not also a key or other employee of any of such entities shall be awarded an Option to purchase 750 Option Shares at the Option Price (defined below) on September 18, 1995, and then on September 30 of each of the following four years of the Term of the Plan (as defined below). If a Director is serving on the Board of the Company and the Bank at the time of the grant of any Option under the Director Plan, then such Director shall only be eligible for a grant of Options under the Director Plan as a Director of the Company. Should the number of Directors eligible for the Director Plan decrease during the Term of the Plan, the number of Option Shares granted to each remaining Director shall not change. Any ungranted Option Shares resulting from such decrease shall be reserved for future grant under the Director Plan should the number of Directors increase. Should the number of Directors increase during the Term of the Plan, then the Options covering the aggregate number of Option Shares to be distributed on an annual basis shall be divided equally among such increased number of Directors. Options granted under the Director Plan shall be substantially in the form of the Option attached hereto as Exhibit "A".

         (3) Term of Plan. The Plan shall commence on September 18, 1995, but shall terminate unless the Plan is approved by the stockholders of the Company within twelve months of such date as set forth in Section 422(b)(1) of the Code. Any Options granted pursuant to the Plan prior to Plan approval by the stockholders of the Company shall be subject to such approval and, notwithstanding anything to the contrary herein or in any Option Document (as defined below), shall not be exercisable until such approval is obtained. No Option may be granted under the Plan after September 17, 2005.

         (4) Terms and Conditions of Options. Options granted pursuant to the Plan shall be evidenced by written documents substantially in the forms attached hereto as Exhibit "A" or, in the case of the Key Employee Plan, as the Committee shall from time to time approve, subject to (a) the following terms and conditions and (b) any other terms and conditions (including vesting schedules for the exercisability of Options) which the Committee shall from time to time provide which are not inconsistent with the terms of the Plan (collectively, the "Option Documents").

                  (a) Number of Option Shares. Each Option Document shall state the number of Option Shares to which it pertains. In the event that the aggregate fair market value of Option Shares with respect to which ISOs are exercisable for the first time by an Optionee during any calendar year
(determined as of the date the ISO is granted) and any options granted under other incentive stock option plans of the Company or the Bank exceed $100,000, the portion of such options in excess of $100,000 shall be treated as options which are not ISOs in accordance with Section 422(d) of the Code.

                  (b) Option Price. Each Option Document shall state the price at which an Option Share may be purchased (the "Option Price"), which shall be at least 100% of the "fair market value" of a share of the Common Stock on the date the Option is granted. If available, the "fair market value" shall be the mean between the highest bid price and lowest asked price last quoted by the then current market maker(s) in the Company's Common Stock (the "Market Maker(s)"), on the Grant Date or the immediately preceding business day if the Grant Date is not a business day. If no such bid and asked price is available, the fair market value shall be determined by the Committee in good faith in the case of the Key Employee Plan or shall be the mean between the most recent highest bid price and lowest asked price last quoted by the Market

Maker(s) in the case of the Director Plan. If an ISO is granted to an Optionee who then owns, directly or by attribution under Section 424(d) of the Code, shares possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or the Bank, then the Option Price shall be at least One Hundred and Ten Percent (110%) of the fair market value of the Option Shares on the date the Option is granted.

                  (c) Medium of Payment. An Optionee shall pay for Options Shares (i) in cash, (ii) by bank check payable to the order of the Company or
(iii) by such other mode of payment as the Committee may approve, including payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board. Furthermore, the Committee may provide in an Option Document that payment may be made in whole or in part in shares of the Common Stock held by the Optionee for more than one year. If payment is made in whole or in part in shares of the Common Stock, then the Optionee shall deliver to the Company certificates registered in the name of such Optionee representing shares of Common Stock legally and beneficially owned by such Optionee, free of all liens, claims and encumbrances of every kind and having a fair market value on the date of delivery of such notice that is not less than the Option Price of the Option Shares with respect to which such Option is to be exercised, accompanied by stock powers duly endorsed in blank by the record holder of the shares represented by such certificates. In the event that certificates for shares of the Company's Common Stock delivered to the Company represent a number of shares in excess of the number of shares required to make payment for the Option Price of the Option Shares (or the relevant portion thereof) with respect to which such Option is to be exercised by payment in shares of Common Stock, the stock certificate issued to the Optionee shall represent the Option Shares in respect of which payment is made and such excess number of shares. Notwithstanding the foregoing, the Board of Directors, in its sole discretion, may refuse to accept shares of Common Stock in payment of the Option Price. In that event, any certificates representing shares of Common Stock which were delivered to the Company shall be returned to the Optionee with notice of the refusal of the Board of Directors to accept such shares in payment of the Option Price. The Board of Directors may impose such limitations or prohibitions on the use of shares of the Common Stock to exercise an Option as it deems appropriate, subject to the provisions of the Plan.

                           (d) Termination of Options.  Each Option shall expire
on the tenth anniversary of its Grant Date. Notwithstanding the foregoing, no Option shall be exercisable after the first to occur of the following:

                             (i) In the case of an ISO, five years from the date
of grant if, on such date the Optionee owns,  directly or by  attribution  under
Section 424(d) of the Code, shares possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or the Bank);

                             (ii) The date set by the Board of  Directors of the
Company to be an accelerated expiration date after a finding by the Board of Directors of the Company that a change in the financial accounting treatment for Options from that in effect on the date the Plan was adopted materially adversely affects or, in the determination of such Board of Directors, may materially adversely affect in the foreseeable future, the Company and/or the Bank, provided such Board of Directors may take whatever other action, including acceleration of any exercise provisions, it deems necessary should it make the determination referred to hereinabove;

                             (iii)  Expiration  of one  year  from  the date the
Optionee's employment or service with the Company or the Bank terminates for any reason other than circumstances described by Subsection (d)(v), below;

                             (iv) In the case of an Option granted under the Key
Employee Plan, the Committee can accelerate the expiration date in the event of a "Change in Control" (as defined in Subsection 4(e) below), provided an Optionee who holds an Option is given written notice at least thirty (30) days before the date so fixed; or

                             (v) In the case of an Option  granted under the Key
Employee Plan, a finding by the Committee, after full consideration of the facts presented on behalf of both the Company and the Optionee, that the Optionee has been discharged from employment with the Company or the Bank for Cause. For purposes of this Section, "Cause" shall mean: (A) a breach by Optionee of his employment agreement with the Company or the Bank, (B) a breach of Optionee's duty of loyalty to the Company or the Bank, including without limitation any act of dishonesty, embezzlement or fraud with respect to the Company or the Bank,
(C) the commission by Optionee of a felony, a crime involving moral turpitude or other act causing material harm to the Company's or the Bank's standing and reputation, (D) Optionee's continued failure to perform his duties to the Company or the Bank or (E) unauthorized disclosure of trade secrets or other confidential information belonging to the Company or the Bank. In the event of a finding that the Optionee has been discharged for Cause, in addition to immediate termination of the Option, the Optionee shall automatically forfeit all Option Shares for which the Company has not yet delivered the share certificates upon refund of the Option Price.

                  (e) Change of Control. In the event of a Change in Control (as defined below), the Committee may take whatever action with respect to the Options outstanding under the Key Employee Plan it deems necessary or desirable, including, without limitation, accelerating the expiration or termination date in the respective Option Documents to a date no earlier than thirty (30) days after notice of such acceleration is given to the Optionee. A "Change of Control" shall be deemed to have occurred upon the earliest to occur of the following events:

                             (i) The date the  stockholders  of the  Company (or
the Board of Directors, if stockholder action is not required) approve a plan or other arrangement pursuant to which the Company will be dissolved or liquidated;

                             (ii) the date the  stockholders  of the Company (or
the Board of Directors, if stockholder action is not required) approve a definitive agreement to sell or otherwise dispose of all or substantially all of the assets of the Company;

                             (iii) the date the  stockholders of the Company (or
the Board of Directors, if stockholder action is not required) and the stockholders of the other constituent corporation (or its board of directors if stockholder action is not required) have approved a definitive agreement to merge or consolidate the Company with or into such other corporation, other than, in either case, a merger or consolidation of the Company in which holders of shares of the Common Stock immediately prior to the merger or consolidation will hold at least a majority of the ownership of common stock of the surviving corporation (and, if one class of common stock is not the only class of voting securities entitled to vote on the election of directors of the surviving corporation, a majority of the voting power of the surviving corporation's voting securities) immediately after the merger or consolidation, which common stock (and, if applicable, voting securities) is to be held in the same proportion as such holders' ownership of Common Stock immediately before the merger or consolidation;

                             (iv) the date any entity,  person or group, (within
the meaning of Section 13(d)(3) or Section 14(d)(2) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act")), other than (A) the Company or any of its subsidiaries or any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its subsidiaries or (B) any person who, on the date the Plan is approved by the stockholders, shall have been the beneficial owner of at least twenty percent (20%) of the outstanding Common Stock, shall have become the beneficial owner of, or shall have obtained voting control over, more than fifty percent (50%) of the outstanding shares of the Common Stock; or

                             (v) the  first  day  after  the date  this  Plan is
approved by the stockholders when directors are elected so that a majority of the Board of Directors shall have been members of the Board of Directors for less than twenty-four (24) months, unless the nomination for election of each new director who was not a director at the beginning of such twenty-four (24) month period was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period.

                  (f) Transfers. No ISO granted under the Plan may be transferred, except by will or by the laws of descent and distribution. During the lifetime of the person to whom an ISO is granted, such Option may be exercised only by him. No Nonqulified Option under the Plan may be transferred, except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder.

                  (g) Other Provisions. For Options granted pursuant to the Key Employee Plan, the Option Documents shall contain such other provisions including, without limitation, additional restrictions upon the exercise of the Option or additional limitations upon the term of the Option, as the Committee shall deem advisable.

                  (h) Amendment. (i) With respect to Options granted under the Key Employee Plan, and subject to the provisions of the Plan, the Committee shall have the right to amend

Option Documents issued to such Optionee, subject to the Optionee's consent if such amendment is not favorable to the Optionee, except that the consent of the Optionee shall not be required for any amendment made under Subsection 4(e) above.

                             (ii) With  respect  to  Options  granted  under the
Director Plan, and subject to the provisions of the Plan, the Board of Directors of the Company shall have the right to amend Option Documents issued to such Optionee, subject to the Optionee's consent if such amendment is not favorable to the Optionee, except that the consent of the Optionee shall not be required for any amendment made under Subsection 4(e) above.

         (5)      Administration.
                  --------------
                  (a) Director Plan. The grant of Options pursuant to the Director Plan will be pursuant to the formula as set forth in Section 2(d) above. The Board of Directors of the Company may make such interpretation and construction of the Director Plan as necessary from time to time in its sole discretion, such interpretation and construction of the Director Plan to be final, binding and conclusive.

                  (b) Key Employee Plan. With respect to the Key Employee Plan, the Board of Directors shall appoint a Stock Option Committee composed of two or more of its directors to operate and administer the Key Employee Plan. The Stock Option Committee is referred to herein as the "Committee."

                  (c) Meetings. The Committee shall hold meetings at such times and places as it may determine. Acts approved at a meeting by a majority of the members of the Committee or acts approved in writing by the unanimous consent of the members of the Committee shall be the valid acts of the Committee.

                  (d) Discretion of Committee. The Committee shall from time to time at its discretion grant Options pursuant to the terms of the Key Employee Plan, except as otherwise provided in Section 2(c) herein. Except as otherwise provided in Section 2(c) herein, the Committee shall have plenary authority to determine the Optionees to whom and the times at which Options shall be granted, the number of Option Shares to be covered by such Options and the price and other terms and conditions thereof, including a specification with respect to whether an Option is intended to be an ISO, subject, however, to the express provisions of the Key Employee Plan and compliance with Rule 16b-3(d) of the Exchange Act. In making such determinations the Committee may take into account the nature of the Optionee's services and responsibilities, the Optionee's present and potential contribution to the Company's success and such other factors as it may deem relevant. The interpretation and construction by the Committee of any provision of the Key Employee Plan or of any Option granted under it shall be final, binding and conclusive.

                  (e) No Liability. No member of the Board of Directors or the Committee shall be personally liable for any action or determination made in good faith with respect to the

Key Employee Plan, the Director Plan or any Option thereunder. No member of the Committee shall be liable for any act or omission of any other member of the Committee or for any act or omission on his own part, including but not limited to the exercise of any power and discretion given to him under the Key Employee Plan, except those resulting from (i) any breach of such member's duty of loyalty to the Company or its stockholders, (ii) acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law or (iii) any transaction from which the member derived an improper personal benefit.

                  (f) Indemnification. In addition to such other rights of indemnification as he may have as a member of the Board of Directors or the Committee, and with respect to the administration of the Plan and the granting of Options under it, each member of the Board of Directors and of the Committee shall be entitled without further action on his part to be indemnified by the Company for all expenses (including but not limited to reasonable attorneys' fees and expenses, the amount of judgment and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself) reasonably incurred by him in connection with or arising out of any action, suit or proceeding with respect to the administration of the Plan or the granting of Options under it in which he may be involved by reason of his being or having been a member of the Board of Directors or the Committee, whether or not he continues to be such member of the Board of Directors or the Committee at the time of the incurring of such expenses; provided, however, that such indemnity shall not include any expenses incurred by such member of the Board of Directors or Committee: (i) in respect of matters as to which he shall be finally adjudged in such action, suit or proceeding to have been guilty of gross negligence or willful misconduct in the performance of his duties as a member of the Board of Directors or the Committee; or (ii) in respect of any matter in which any settlement is effected in an amount in excess of the amount approved by the Company on the advice of its legal counsel; and provided further that no right of indemnification under the provisions set forth herein shall be available to or accessible by any such member of the Committee or the Board of Directors unless within five (5) days after institution of any such action, suit or proceeding he shall have offered the Company in writing the opportunity to handle and defend such action, suit or proceeding at its own expense. The foregoing right of indemnification shall inure to the benefit of the heirs, executors or administrators of each such member of the Board of Directors or the Committee and shall be in addition to all other rights to which such member of the Board of Directors or the Committee would be entitled to as a matter of law, contract or otherwise.

         (6)      Exercise.
                  --------

                  (a) No Exercise Within Six Months. No Option shall be exercisable prior to the date which is at least six months after the Grant Date.

                  (b) Notice. No Option shall be deemed to have been exercised prior to the receipt by the Company of written notice of such exercise and of payment in full of the Option Price for the Option Shares to be purchased. Each such notice shall specify the number of

Option Shares to be purchased and shall satisfy the securities law requirements set forth in this Section 6.

                  (c) Restricted Stock. Each exercise notice shall (unless the Option Shares are covered by a then current registration statement or a Notification under Regulation A under the Securities Act of 1933, as amended (the "Securities Act")), contain the Optionee's acknowledgment in form and substance satisfactory to the Company that (i) such Option Shares are being purchased for investment and not for distribution or resale (other than a distribution or resale which, in the opinion of counsel satisfactory to the Company, may be made without violating the registration provisions of the Securities Act) and, in the case of an ISO, the Option Shares may not be sold within one year of exercise or two years from the Grant Date in order to maintain the ISO status of the Option; (ii) the Optionee has been advised and understands that (A) the Option Shares have not been registered under the Securities Act and are "restricted securities" within the meaning of Rule 144 under the Securities Act and are subject to restrictions on transfer and (B) the Company is under no obligation to register the Option Shares under the Securities Act or to take any action which would make available to the Optionee any exemption from such registration, (iii) such Option Shares may not be transferred without compliance with all applicable federal and state securities laws, and (iv) an appropriate legend referring to the foregoing restrictions on transfer and any other restrictions imposed under the Option Documents may be endorsed on the certificates. Notwithstanding the above, should the Company be advised by counsel that the issuance of Option Shares upon the exercise of an Option should be delayed pending (A) registration under federal or state securities laws, (B) the receipt of an opinion that an appropriate exemption therefrom is available, (C) the listing or inclusion of the shares on any securities exchange or in an automated quotation system or (D) the consent or approval of any governmental regulatory body whose consent or approval is necessary in connection with the issuance of such Option Shares, the Company may defer the exercise of any Option granted hereunder until either such event in A, B, C or D has occurred.

         (7) Adjustments on Changes in Common Stock. The aggregate number of shares of Common Stock as to which Options may be granted under the Director Plan and the Key Employee Plan, the number of Option Shares covered by each outstanding Option and the Option Price per Option Share specified in each outstanding Option shall be appropriately adjusted in the event of a stock dividend, stock split or other increase or decrease in the number of issued and outstanding shares of Common Stock resulting from a subdivision or consolidation of the Common Stock or other capital adjustment (not including the issuance of Common Stock on the conversion of other securities of the Company which are convertible into Common Stock) effected without receipt of consideration by the Company. The Board of Directors shall have the authority to determine the adjustments to be made under this Section and any such determination by the Board of Directors shall be final, binding and conclusive, provided that no adjustment shall be made which will cause an ISO to lose its status as such.

         (8) Amendment of the Plan. The Board of Directors may amend the Plan from time to time in such manner as it may deem advisable. Notwithstanding the foregoing, (i) with respect to any amendments affecting the Director Plan, the Plan provisions shall not be amended more than once every six months, and (ii) with respect to any amendments affecting the Key Employee Plan, any amendment which would change the eligibility of employees or the class of employees eligible to receive an Option or increase the maximum number of shares as to which Options may be granted, will only be effective if such action is approved by the holders of a majority of the outstanding voting stock of the Company.

         (9) Continued Employment. The grant of an Option pursuant to the Plan shall not be construed to imply or to constitute evidence of any agreement, express or implied, on the part of the Company or the Bank to retain the Optionee in the employ of the Company or the Bank, as a member of the Board of Directors or in any other capacity, whichever the case may be.

         (10) Withholding of Taxes. Whenever the Company proposes or is required to issue or transfer Option Shares, the Company shall have the right to (a) require the recipient or transferee to remit to the Company an amount sufficient to satisfy any federal, state and/or local withholding tax requirements prior to the delivery or transfer of any certificate or certificates for such Option Shares or (b) take whatever action it deems necessary to protect its interests.

         (11) Effective Date. This Stock Option Plan shall be effective as of the date specified in Section 3 above.

                                   EXHIBIT "A"
                                   -----------

                                Option Documents
                                ----------------


                 FORM OF STOCK OPTION AGREEMENT - DIRECTOR PLAN

Mr./Ms.


                         Director Stock Option Agreement

Dear   :

         In view of your substantial contributions toward the achievement of the business goals and objectives of First West Chester Corporation (the "Company") and The First National Bank of West Chester (the "Bank") and the expectation of your future contributions, the Board of Directors of the Company is pleased to award you an option to purchase shares of the Common Stock of the Company pursuant to the First West Chester Corporation 1995 Stock Option Plan (the "Plan"). A copy of the Plan is attached to this letter agreement as Exhibit "A" and should be read in conjunction with this letter agreement. [Please be advised that the Plan and any options granted thereunder will not be effective until a majority of the stockholders of the Company approve the Plan. The Company intends to present the Plan for approval at its 1996 Annual Meeting.] This letter will serve as a stock option agreement between you and the Company. The Option awarded to you is subject to the following terms.

         [1.      APPROVAL BY STOCKHOLDERS:

                   The Option granted hereunder has been granted prior to Plan approval by the stockholders of the Company and therefore, shall be subject to such approval. Notwithstanding anything to the contrary herein or in the Plan, this Option shall not be exercisable until such approval is obtained.]

         2.       NUMBER OF SHARES:

                  You are awarded an option ("Option") to purchase a total of 500 shares of the Common Stock of the Company (the "Option Shares").

         3.       TYPE OF OPTIONS:

                  The Option awarded to you is an "NQSO" as that term is defined in the Plan.

         4.       EXERCISE PRICE:

                  The shares may be purchased upon your exercise of this Option for the price of $___.__ per share (the "Option Price").

         5.       DATE OF GRANT OF AWARD:

                  The grant date of the award of this Option is [Date] (the "Grant Date").

         6.       EXERCISE:

                  Your Option may not be exercised for six months following the Grant Date. Your Option expires on the tenth anniversary of the Grant Date (with respect to any number of shares subject to this option not previously exercised), but may expire earlier upon the first to occur of the following:

                           (a) The date set by the  Board  of  Directors  of the
Company to be an accelerated expiration date after a finding by the Board of Directors of the Company that a change in the financial accounting treatment for Options from that in effect on the date the Plan was adopted materially adversely affects or, in the determination of such Board of Directors, may materially adversely affect in the foreseeable future, the Company and/or the Bank;

                           (b) Expiration of one year from the date your service
with the Company or the Bank terminates for any reason.

         7.       NOTICE OF EXERCISE AND PAYMENT:

                  To exercise your Option, you must provide written notice of the exercise marked for the attention of the Secretary of the Company specifying the number of Option Shares to be purchased and satisfying the securities law requirements set forth below. You shall also include payment of the Option Price with such written notice in cash or bank check, payable to the order of the Company. Upon receipt of such notice and payment, the Company will issue you a certificate for the number of Option Shares with respect to which you have exercised the Option.

         8.       SECURITIES LAW REQUIREMENTS:

                  Unless  the  Option  Shares  are  covered  by a  then  current registration statement or a notification under Regulation A under the Securitieis Act of 1933, as amende (the "Securities Act"), each exercise notice shall contain your acknowledgment in a form and substance satisfactory to the Company that (a) such Option Shares are being purchased for investment and not for distribution or resale, (b) you have been advised and understand that (i) the Option Shares have not been registered under the Securities Act and are "restricted securities" within the meaning of Rule 144 under the Securities Act and are subject to restrictions on transfer and (ii) the Company is under no obligation to register the Option Shares under the Securities Act or to take any action which would make available to the Optionee any exemption from such registration, (c) such Option Shares may not be transferred without compliance with all applicable federal and state securities laws, and (d) an appropriate legend referring to the foregoing restrictions on transfer and any other restrictions imposed under the Option Documents may be endorsed on the certificates. Notwithstanding the above, should the Company be advised by counsel that the issuance of Option Shares upon the exercise of your Option should be delayed pending (A) registration under federal or state securities laws, (B) the receipt of an opinion that an appropriate exemption therefrom is available, (C) the listing or inclusion of the shares on any securities exchange or in an automated quotation system or (D) the consent or approval of any governmental regulatory body whose consent or approval is necessary in connection with the issuance of such Option Shares, the Company may defer the exercise of your Option until either such event in A, B, C or D has occurred.

         9.       EXERCISE DATE:

                  The date on which the Company receives the documents specified above in complete and otherwise acceptable form and the payments specified above will be treated as the Exercise Date with respect to your exercise of the stock option.

         10.      WITHHOLDING OF TAXES:

                    Upon exercise of your Option, the Company shall have the right to (a) require you to remit to the Company an amount sufficient to satisfy any federal, state and/or local withholding tax requirements prior to the delivery or transfer of any certificate or certificates for such Option Shares or (b) take whatever action it deems necessary to protect its interests.

         11.      NON-ASSIGNABILITY OF OPTION:

                  Except as provided by the Plan, the Option awarded to you is exercisable only by you. The Option may not be transferred, assigned, pledged as security or hypothecated in any way and is not subject to execution, attachment or similar process. Upon any attempt by you to transfer, assign, pledge, hypothecated or otherwise dispose of this Option or of any portion thereof or upon the levy of any execution, attachment or similar process on this Option or on any portion thereof, the Option awarded to you will immediately expire with respect to the number of shares not exercised prior to such event.

         12.      RIGHTS IN SHARES SUBJECT TO OPTION:

                  You will not be treated as a holder of any of the shares subject to this Option or of any rights of a holder of such shares unless and until the shares are issued to you as evidenced by stock certificates.

         13.      AFFECT ON EMPLOYMENT RELATIONSHIP:

                  This  letter  is  not  an  employment   agreement  or  service
contract. Therefore, none of the rights awarded to you by this letter affect, in any way, your service relationship with the Company or the Bank.

         14.      OPTION AWARDED SUBJECT TO PLAN PROVISIONS:

                  The Plan provisions take precedence over the provisions of this letter agreement. Therefore, in the case of any inconsistency between any provision of this letter agreement and any provision of the Plan in effect on the Grant Date, the provision of the Plan will control.

         15.      COUNTERPARTS:

                  This  letter   agreement  may  be  executed  in  one  or  more
counterparts each of which shall be deemed an original and all of which shall be deemed one and the same agreement.

         If you accept the Option award evidenced by this letter agreement, subject to the terms stated above, you should date and sign the enclosed copy of this letter in the spaces indicated and return it to the Company marked for the attention of the Secretary.

First West Chester Corporation


By:___________________________
         Chairman of the Board

I acknowledge that I have read this letter agreement and agree to accept the stock option award evidenced by it according to the terms set forth in such letter agreement.

[        Name of Grantee     ]

--------------------------------                            -------------------
         Signature                                                  Date

               FORM OF STOCK OPTION AGREEMENT - KEY EMPLOYEE PLAN

                         INCENTIVE STOCK OPTION ("ISO")

Mr./Ms.


                       Key Employee Stock Option Agreement

Dear   :

         In view of your substantial contributions toward the achievement of the business goals and objectives of First West Chester Corporation (the "Company") and The First National Bank of West Chester (the "Bank") and the expectation of your future contributions, the Board of Directors of the Company is pleased to award you an option to purchase shares of the Common Stock of the Company pursuant to the First West Chester Corporation 1995 Stock Option Plan (the "Plan"). A copy of the Plan is attached to this letter agreement as Exhibit "A" and should be read in conjunction with this letter agreement. [Please be advised that the Plan and any options granted thereunder will not be effective until a majority of the stockholders of the Company approve the Plan. The Company intends to present the Plan for approval at its 1996 Annual Meeting.] This letter will serve as a stock option agreement between you and the Company. The Option awarded to you is subject to the following terms.

         [1.      APPROVAL BY STOCKHOLDERS:

                   The Option granted hereunder has been granted prior to Plan approval by the stockholders of the Company and therefore, shall be subject to such approval. Notwithstanding anything to the contrary herein or in the Plan, this Option shall not be exercisable until such approval is obtained.]


         2.       NUMBER OF SHARES:

                  You are awarded an option ("Option") to purchase a total of ____ shares of the Common Stock of the Company (the "Option Shares").

         3.       TYPE OF OPTIONS:

                  The Option awarded to you is an Incentive Stock Option or ISO as such terms are defined in the Plan.

         4.       EXERCISE PRICE:

                  The shares may be purchased upon your exercise of this Option for the price of $___.__ per share (the "Option Price").

         5.       DATE OF GRANT OF AWARD:

                  The grant date of the award of this Option is [Date] (the "Grant Date").

         6.       EXERCISE:

                  Your Option may not be exercised for six months following the Grant Date. Your Option expires on the tenth anniversary of the Grant Date (with respect to any number of shares subject to this option not previously exercised), but may expire earlier upon the first to occur of the following:

                           (a) Five  years  from the Grant Date if, on such date
you own, directly or by attribution, shares possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or the Bank);

                           (b) The date set by the  Board  of  Directors  of the
Company to be an accelerated expiration date after a finding by the Board of Directors of the Company that a change in the financial accounting treatment for Options from that in effect on the date the Plan was adopted materially adversely affects or, in the determination of such Board of Directors, may materially adversely affect in the foreseeable future, the Company and/or the Bank;

                           (c)  Expiration  of  one  year  from  the  date  your
employment with the Company or the Bank terminates other than due to circumstances described by Subsection (d), below, provided that this Option may cease to be an ISO, if it would otherwise qualify as an ISO under Section 422 of the Code, if not exercised within three months from the date your employment with the Company or the Bank terminates;

                           (d)  A  finding   by  the   Committee,   after   full
consideration of the facts presented on behalf of both the Company and you, that you have been discharged from employment with the Company or the Bank for Cause (as defined in the Plan). In the event of a finding that you have been discharged for Cause, in addition to immediate termination of the Option, you shall automatically forfeit all Option Shares for which the Company has not yet delivered the share certificates upon refund of the Option Price; or

                           (e) The Committee can accelerate the expiration  date
in the event of a "Change in Control" (as defined in the Plan), provided the Committee gives you written notice at least thirty (30) days before the date so fixed.

         7.       NOTICE OF EXERCISE AND PAYMENT:

                  To exercise your Option, you must provide written notice of the exercise marked for the attention of the Secretary of the Company specifying the number of Option Shares to be purchased and satisfying the securities law requirements set forth below. You shall also include payment of the Option Price with such written notice in cash or bank check, payable to the order of the Company. Upon receipt of such notice and payment, the Company will issue you a certificate for the number of Option Shares with respect to which you have exercised the Option.

         8.       SECURITIES LAW REQUIREMENTS:

                  Unless  the  Option  Shares  are  covered  by a  then  current registration statement or a notification under Regulation A under the Securitieis Act of 1933, as amende (the "Securities Act"), each exercise notice shall contain your acknowledgment in a form and substance satisfactory to the Company that (a) such Option Shares are being purchased for investment and not for distribution or resale, (b) you have been advised and understand that (i) the Option Shares have not been registered under the Securities Act and are "restricted securities" within the meaning of Rule 144 under the Securities Act and are subject to restrictions on transfer and (ii) the Company is under no obligation to register the Option Shares under the Securities Act or to take any action which would make available to the Optionee any exemption from such registration, (c) such Option Shares may not be transferred without compliance with all applicable federal and state securities laws, and (d) an appropriate legend referring to the foregoing restrictions on transfer and any other restrictions imposed under the Option Documents may be endorsed on the certificates. Notwithstanding the above, should the Company be advised by counsel that the issuance of Option Shares upon the exercise of your Option should be delayed pending (A) registration under federal or state securities laws, (B) the receipt of an opinion that an appropriate exemption therefrom is available, (C) the listing or inclusion of the shares on any securities exchange or in an automated quotation system or (D) the consent or approval of any governmental regulatory body whose consent or approval is necessary in connection with the issuance of such Option Shares, the Company may defer the exercise of your Option until either such event in A, B, C or D has occurred.

         9.       EXERCISE DATE:

                  The date on which the Company receives the documents specified above in complete and otherwise acceptable form and the payments specified above will be treated as the Exercise Date with respect to your exercise of the stock option.

         10.      WITHHOLDING OF TAXES:

                    Upon exercise of your Option, the Company shall have the right to (a) require you to remit to the Company an amount sufficient to satisfy any federal, state and/or local withholding tax requirements prior to the delivery or transfer of any certificate or certificates for such Option Shares or (b) take whatever action it deems necessary to protect its interests.

         11.      NON-ASSIGNABILITY OF OPTION:

                  Except as provided by the Plan, the Option awarded to you is exercisable only by you. The Option may not be transferred, assigned, pledged as security or hypothecated in any way and is not subject to execution, attachment or similar process. Upon any attempt by you to transfer, assign, pledge, hypothecated or otherwise dispose of this Option or of any portion thereof or upon the levy of any execution, attachment or similar process on this Option or on any portion thereof, the Option awarded to you will immediately expire with respect to the number of shares not exercised prior to such event.

         12.      RIGHTS IN SHARES SUBJECT TO OPTION:

                  You will not be treated as a holder of any of the shares subject to this Option or of any rights of a holder of such shares unless and until the shares are issued to you as evidenced by stock certificates.

         13.      AFFECT ON EMPLOYMENT RELATIONSHIP:

                  This  letter  is  not  an  employment   agreement  or  service
contract. Therefore, none of the rights awarded to you by this letter affect, in any way, your employment or service relationship with the Company or the Bank.

         14.      OPTION AWARDED SUBJECT TO PLAN PROVISIONS:

                  The Plan provisions take precedence over the provisions of this letter agreement. Therefore, in the case of any inconsistency between any provision of this letter agreement and any provision of the Plan in effect on the Grant Date, the provision of the Plan will control.

         15.      COUNTERPARTS:

                  This  letter   agreement  may  be  executed  in  one  or  more
counterparts each of which shall be deemed an original and all of which shall be deemed one and the same agreement.

         If you accept the Option award evidenced by this letter agreement, subject to the terms stated above, you should date and sign the enclosed copy of this letter in the spaces indicated and return it to the Company marked for the attention of the Secretary.

First West Chester Corporation


By:___________________________
         Chairman of the Board


I acknowledge that I have read this letter agreement and agree to accept the stock option award evidenced by it according to the terms set forth in such letter agreement.

[        Name of Grantee    ]

--------------------------------                            -------------------
         Signature                                                   Date